As filed with the Securities and Exchange Commission on November 10, 2011
Registration Nos. 033-24848; 811-05669

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [X]
Post-Effective Amendment No. 74                    [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]
Amendment No. 75                        [X]

FIFTH THIRD FUNDS
(Exact Name of Registrant as Specified in Charter)

38 Fountain Square Plaza
Cincinnati, Ohio 45263
(Address of Principal Executive Office) (Zip Code)

(800) 282-5706 (Registrant’s Telephone Number, including Area Code)

E. Keith Wirtz
President
Fifth Third Funds
38 Fountain Square Plaza
Cincinnati, Ohio 45263
(Name and Address of Agent for Service)

with a copy to:
David A. Sturms
Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601-1003

Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box):

[     ] Immediately upon filing pursuant to paragraph (b)
[     ] On _______ pursuant to paragraph (b)
[     ] 60 days after filing pursuant to paragraph (a)(1)
[     ] On _______ pursuant to paragraph (a)(1)
[ X ] 75 days after filing pursuant to paragraph (a)(2)
[     ] On ____ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[     ] This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

Title of securities being registered: Shares of Beneficial Interest

Fifth Third Funds

Subject to Completion

Preliminary Prospectus dated November 10, 2011

Fifth Third Managed Account Shares (MASH) Income Fund (Ticker Symbol)

Prospectus

[January 24, 2012]

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

[Fifth Third Asset Management Logo]

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Table of Contents

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

SUMMARY
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS
Name Policy
Investment Practices
Investment Risks
Additional Information about the Fund
PORTFOLIO HOLDINGS
FUND MANAGEMENT
Investment Adviser
Portfolio Managers
SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares
Trading Practices
DIVIDENDS AND CAPITAL GAINS
EXPENSES
TAX CONSIDERATIONS
Federal Income Tax
Foreign Investments
State and Local Taxes
FINANCIAL HIGHLIGHTS

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Fifth Third Managed Account Shares (MASH) Income Fund - Summary

Investment Objective
High level of income. Achieving capital appreciation is a secondary objective.

Fees and Expenses of the Fund
 The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None

Maximum Deferred Sales Charge (Load) (as a % of offering price)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a % of offering price)	None

ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.00%

Distribution/Service (12b-1) Fees	0.00%

Other Expenses[2]	0.__%

Interest Expenses[2,3]	0.__%

Acquired Fund Fees and Expenses[2,4]	0.__%

Total Annual Fund Operating Expenses	__%

Fee Waiver and/or Expense Reimbursement[5]	0.__%

Total Annual Fund Operating Expenses after Expense Reimbursement[5]	0.__%

1.
The table reflects that Fifth Third Asset Management, Inc., the Fund’s Adviser and Adminstrator, (“FTAM” or the “Adviser”) is absorbing all expenses of operating the Portfolio, other than any extraordinary expenses and expenses incurred as a result of Fund investments, including any interest expense. Further, FTAM does not charge any fees to the Fund (which may be viewed as an effective waiver). You should be aware, however, that the Fund is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Fund and FTAM. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to FTAM. You pay no additional fees or expenses to purchase shares of the Fund.

2.	Based on estimated amounts for the current fiscal year.
3.
Interest Expense is based on the estimated amounts to be incurred by the Fund as a result of entering into certain investments, such as reverse repurchase agreements. This Interest Expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of Interest Expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy. Any associated income or gain (or loss) realized from such investments is not reflected in the Annual Operating Expenses table above, but will be reflected in the Fund’s performance results.

4.
Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund’s investments in those investment companies. The impact of acquired fees and expenses are included in the total returns of the Fund. The actual indirect expense may vary depending on the particular underlying fund in which the Fund invests and the Fund’s asset weighting to such underlying Funds.

5.
Fifth Third Asset Management, Inc, the Fund’s Adviser and Administrator, has irrevocably agreed to waive all fees and pay or reimburse all expenses of the Fund, except extraordinary expenses and expenses incurred as a result of Fund investments, including any Interest Expense and Acquired Fund Fees and Expenses. Excluding Interest Expense and Acquired Fund Fees and Expenses from the table above, the Net Expenses of the Fund would be 0.00%.

Expense Example
 The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years

$—	$—

Portfolio Turnover
 The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies
 Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as debt securities, preferred stocks and other income-producing securities. Debt securities in which the Fund may invest include, but are not limited to, U.S. government agency securities and variable or floating-rate instruments. The bonds in which the Fund invests may include U.S. Government securities and corporate debt securities, including mortgage-backed securities.

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In selecting bond securities, the Adviser considers, among other things, the remaining maturity, the stated interest rate, the price of the security, the financial condition of the issuer, and the issuer’s prospects for long-term growth of earnings and revenues.
U.S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises (“GSEs”), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not issued or guaranteed as to principal and interest by the U.S. Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly creditworthy. On September 7, 2008, however, the U.S. Treasury announced a federal takeover of Fannie Mae an Freddie Mac, placing the two federal instrumentalities in conservatorship. The actions of the U.S. Treasury were intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.
The Fund has no restrictions on its maturity or duration. The Adviser may, from time to time, shorten or lengthen the duration of the Fund’s portfolio to protect principal in the event of rising or falling interest rates. In addition, the Adviser may adjust the Fund’s sector weightings and duration to attempt to capture additional returns relative to the Fund’s benchmark.
The Fund may engage in securities lending.
The Adviser may consider selling one of the Fund’s holdings when: deterioration in a company’s creditworthiness is detected, an individual security comprises too large a position in the portfolio, a security’s valuations are no longer attractive, or a better opportunity arises.
When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks
 You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below is a description of the principal risks of investing in the Fund.

Credit Risk. The credit quality of the Fund’s securities can change rapidly in certain market environments, particularly during volatile markets and the default of a single holding could cause significant deterioration in net asset value. The issuer of a debt security may not meet its obligation to make principal and/or interest payments when they are due. The credit quality of a debt security can change unexpectedly and dramatically, which can cause volatility in the price of the debt security. Lower rated debt securities face higher credit risk. Even though certain debt securities may be collateralized that collateral may be insufficient to satisfy payment obligations and therefore losses still may occur.
Derivatives Risk. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.
Fixed Income Securities Risk. The risks of investing in debt securities include interest rate risk, which is the tendency of bond prices to fall when interest rates rise and credit risk, which is the risk of an issuer defaulting on its obligations of paying principal and interest. The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably, as a result of market conditions or for reasons specific to a particular issuer. Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase. The prices of long term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity. The volatility of non-investment grade debt securities may be greater than for investment grade securities.
Foreign Investment Risk. Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, due to fluctuations in currency exchange rates. Investments in foreign securities may be subject to foreign withholding or other taxes.
Interest Rate Risk. Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more volatile than debt securities with shorter durations or floating or adjustable interest rates. Generally, the value of debt securities will decrease when interest rates rise and increase when interest rates fall. When interest rates fall, a borrower may pay off debt sooner than expected (prepayment) and the Fund may be forced to reinvest this money at lower yields. When interest rates rise, prepayment may slow, extending the duration of the debt security and preventing the Fund from reinvesting this money at higher yields. Fluctuations in interest rates may lead to fluctuations in the Fund’s yield or the values of the Fund’s investments.
Investment Discretion Risk. There is no guarantee that the Adviser’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the Fund’s investment objective, which could have an adverse impact on the Fund’s performance.
Market and Regulatory Risk. Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies or investments.
Pre-Payment/Call Risk. A bond issuer may decide to pay back the principal at an unexpected time and such an event may result in greater price and yield volatility and a possible decline in income, increased capital gains and unexpected capital loss for the bond holder. For instance, the prices and yields of mortgage-backed securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.
Securities Lending Risk. The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.
Turnover Risk. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income for federal income tax purposes and lower performance due to increased brokerage costs.

Performance
 As of the date of this Prospectus, the Fund has not commenced operations. Performance history will be available for the Fund after it has completed its first calendar year of operations.

Management
 Investment Adviser
Fifth Third Asset Management, Inc. (“FTAM”)

Portfolio Managers
Peter Kwiatkowski, CFA, FTAM Director of Growth and Income Strategies, Lead Portfolio Manager of the Fund since ___ 2012
David L. Withrow, CFA, FTAM Director of Taxable Fixed Income, Portfolio Manager of the Fund since ____ 2012

The Fifth Third Managed Account Shares Income Fund is managed by a team of investment professionals. Peter Kwiatkowski, CFA, is the Fund’s lead portfolio manager and David Withrow, CFA, is a portfolio manager and together they are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Kwiatkowski and Withrow are assisted in managing the Fund by Mitch Stapley, CFA; Mirko Mikelic, John Cassady, CFA; Dan Popowics, CFA; and Jason Schwartz, CFA. Mr. Kwiatkowski has led the Fund since _____ 2012, and served the Fund since ____ 2012; Messrs. Withrow, Stapley, Mikelic Cassady Popowics and Schwartz have served the Fund since _____ 2012.

Purchases and Sales of Fund Shares
Shares of the Fund may be purchased only (1) by or on behalf of “wrap” account clients where FTAM (the “Wrap Program Adviser”) has an agreement to serve as investment adviser or subadviser to the account with the wrap program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client; or (2) via a direct contract with FTAM; or (3) by other accounts advised by FTAM. A client agreement to open a wrap account typically may be obtained by contacting the wrap program sponsor. Generally, purchase and redemption orders for Fund shares made based on instructions from the Wrap Program Adviser are processed at the net asset value (“NAV”) next calculated after the broker-dealer who executes trades for the applicable wrap account receives the order on behalf of the account. Orders received by the broker-dealer prior to the time the Fund’s NAV is determined on a business day will be processed at that day’s NAV, even if the order is received by the transfer agent after the Fund’s NAV has been calculated that day.

Tax Information
 Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

Name Policy

To comply with SEC rules regarding the use of descriptive words in a fund’s name, the Fund has adopted a policy of investing at least 80% of net assets plus any borrowings made for investment purposes in specific types of investments or industries. The Fund’s policy is described in its summary description under the heading “Principal Investment Strategies.” The Fund will not change its name policy without providing its shareholders at least 60 days’ prior written notice.

Investment Practices

The Fund may invest in a variety of securities and employ a number of investment techniques. The following table includes a list of permissible securities and investment techniques that the Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Adviser. Each security and technique involves certain risks. Following the table is a discussion of the risks associated with these securities and techniques. You may also consult the Statement of Additional Information (“SAI”) for additional details regarding these permissible investments.

Asset-Backed Securities	X	Money Market Instruments	X

Convertible Securities	X	Bankers’ Acceptances	X

Delayed Delivery/When-Issueds	X	Certificates of Deposit	X

Derivatives	X	Commercial Paper	X

Call and Put Options	X	Repurchase Agreements	X

Custody Receipts	X	Time Deposits	X

Futures and Related Options	X	Mortgage-Backed Securities	X

Stock-Index Options	X	Collateralized Mortgage Obligations	X

Structured Notes	X	Mortgage Dollar Rolls	X

Swaps and Swaptions	X	Municipal Securities	X

Foreign Currency Transactions	X	Stand-by Commitments	X

Foreign Securities – Non- U.S. Traded	X	Non-U.S. Traded Foreign Securities	X

Foreign Securities – U.S. Traded	X	Preferred Stocks	X

American Depositary Receipts (“ADRs”)	X	Real Estate Investment Trusts (REITs)	X

Yankee Bonds and Similar Debt Obligations	X	Restricted Securities	X

Guaranteed Investment Contracts	X	Reverse Repurchase Agreements	X

High-Yield/High-Risk Debt Securities	X	Securities Lending	X

Illiquid Securities	X	Short-Term Trading	X

Investment Company Securities	X	Stripped Obligations	X

Closed-End Funds	X	U.S. Government Agency Securities	X

Exchange-Traded Funds (“ETFs”)	X	U.S. Treasury Obligations	X

Investment Grade Bonds	X	Variable and Floating Rate Instruments	X

Loan Participations	X	Warrants	X

		Zero-Coupon Debt Obligations	X

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

Collateralized Loan Obligations: A type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans.

Convertible Securities: Bonds or preferred stock that convert to common stock.

Delayed Delivery Transactions/Forward Commitments/When-Issueds: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, the Fund’s obligations under these commitments will not exceed 25% of its total assets.

Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.

          Call and Put Options: A call option gives the buyer the right to buy, and the obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price.

          Custody Receipts: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Morgan Stanley TRACERs.

          Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.

          Stock-Index Options: A security that combines features of options with securities trading using composite stock indices.

          Structured Notes: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

          Swaps and Swaptions: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

Foreign Currency Transactions: Foreign currency transactions include forward foreign currency exchange contracts, foreign currency options and foreign currency futures transactions.

Foreign Securities—Non-U.S. Traded: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.

Foreign Securities—U.S. Traded: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

          American Depositary Receipts (“ADRs”): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

          Yankee Bonds and Similar Debt Obligations: U.S.-dollar denominated bonds issued by foreign corporations or governments. Examples include Canada Bonds (issued by Canadian provinces), Sovereign Bonds (issued by the government of a foreign country), and Supranational Bonds (issued by supranational entities, such as the World Bank and European Investment Bank).

Guaranteed Investment Contracts: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

High-Yield/High-Risk Debt Securities: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor’s (“S&P”) and Ba or lower by Moody’s). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include “lower rated bonds,” “non-investment grade bonds” and “junk bonds.”

Illiquid Securities: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Investment Company Securities: Shares of investment companies. Investment companies may include money market funds and shares of other registered investment companies for which the Adviser to the Fund or any of its affiliates serves as investment adviser, administrator or distributor.

          Closed-End Funds: Funds traded on an exchange, which are not redeemable on a continuous basis.

          Exchange-Traded Funds (“ETFs”): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor’s Depositary Receipts (“SPDRs”). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500® Index. iShares® are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index.

Investment Grade Bonds: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody’s or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Adviser.

Loan Participations: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

Money Market Instruments: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers’ acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

          Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

          Certificates of Deposit: Negotiable instruments with a stated maturity.

          Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

          Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

          Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

          Collateralized Mortgage Obligations: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

Mortgage Dollar Rolls: Transactions in which the Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.

          Stand-by Commitments: Contract by which a dealer agrees to purchase, at a fund’s option, a specified municipal obligation at its amortized cost value to a fund, plus accrued interest.

Preferred Stocks: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation proceeds. These securities generally do not carry voting rights.

Real Estate Investment Trusts (“REITs”): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

Restricted Securities: Securities not registered under the Securities Act of 1933, as amended, such as privately placed commercial paper and Rule 144A securities.

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.

Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.

Short-Term Trading: The sale of a security soon after its purchase. The Fund, by engaging in such trading, will have higher turnover rates and transaction expenses, and may realize greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income for federal income tax purposes.

Stripped Obligations: U.S. Treasury Obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or other institution.

Trust Preferred Securities: Securities possessing characteristics of both equity and debt issues.

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. Treasury Obligations: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or according to some other period and that may be payable to the Fund on demand.

Warrants: Securities, typically issued with preferred stocks or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

Zero-Coupon Debt Obligations: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Investment Risks

Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in “Principal Investment Risks” in each Fund’s “Summary” section. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and pre-payment risks, although certain securities may be subject to additional risks.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for or could delay the return or delivery of other assets to the Fund.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers’ acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, REITs, securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, foreign withholding and other taxes, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities also may be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: ADRs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.

Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund’s debt securities will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers’ acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

The following investments and practices are subject to leverage risk: call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers’ acceptances, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

Management Risk. The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers’ acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, ETFs, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, stand-by commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

Master Limited Partnerships (“MLPs”) Risk. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Investments in limited liability companies have many of the same characteristics and are subject to many of the same risks as master limited partnerships. Distributions attributable to gain from the sale of master limited partnership interests may be taxed as ordinary income for federal income tax purposes.

Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.

Pre-Payment/Call Risk. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will “call”—or repay—higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, the Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income—and the potential for taxable capital gains. Further, with early pre-payment, the Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.

Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Turnover Risk. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions to shareholders as ordinary income for federal income tax purposes and lower Fund performance due to increased brokerage costs.

Additional Information about the Fund

Investment in Exchange-Traded Funds. The Fund may invest in exchange-traded funds, such as iShares® Trust and iShares®, Inc. (“iShares®”). iShares is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iSharesFunds make any representations regarding the advisability of investing in an iSharesfund.

iShares is a registered investment company unaffiliated with the Fund that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company unaffiliated with the funds to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets, unless otherwise permitted under the Investment Company Act of 1940, as amended, or the rules thereunder. Upon meeting certain conditions, the Fund may invest its assets in iShares® in excess of the statutory limit in reliance on an exemptive order issued to that entity.

PORTFOLIO HOLDINGS

The Fund has established policies and procedures with respect to the disclosure of the Fund’s portfolio holdings. A description of these policies and procedures is provided in the SAI. The Fund will publicly disclose its portfolio holdings, as reported on a monthly basis, by posting this information on the Fund’s website (www.fifththirdfunds.com), in the section entitled “Annual Reports and Other Information”. This information will be posted no sooner than 15 days after each relevant month’s end, and will remain accessible on the website until the next month’s information is posted.

FUND MANAGEMENT

Investment Adviser

Fifth Third Asset Management, Inc., (the “Adviser” or “FTAM”), 38 Fountain Square Plaza, Cincinnati, Ohio 45202, serves as investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgeable investment professionals, advanced research resources, and disciplined investment processes, the Adviser’s goal is to produce superior, long-term investment results and client satisfaction.

Subject to the supervision of the Fund’s Board of Trustees, the Adviser manages the Fund’s assets, including buying and selling portfolio securities. The Adviser employs an experienced staff of over 40 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Adviser also furnishes office space and certain administrative services to the Fund.

As of September 30, 2011, Fifth Third Asset Management, Inc. had approximately $14.59 billion of assets under management, including approximately $8.25 billion of assets in the Fifth Third Funds.

The Fund does not pay any direct advisory, administrative or other fees. The Adviser or its affiliates pay or reimburse all expenses of operating the Fund, other than any extraordinary expenses and expenses incurred as a result of Fund investments, including interest expense and acquired fund fees and expenses.

A discussion of the basis for the Board of Trustees’ approval of the Fund’s investment advisory contract will be included in the shareholder reports for the period during which the Board of Trustees approves such contract.

The Adviser may appoint one or more sub-advisers to manage all or a portion of the assets of the Fund. On September 28, 2005, the Securities and Exchange Commission (SEC) granted exemptive relief to the Fifth Third Funds and the Adviser to permit the Adviser, subject to certain conditions, including the one-time prior approval of the Fifth Third Funds’ Board of Trustees and shareholders, to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval. The Adviser has received the one-time approval from the Fifth Third Funds’ Board of Trustees and shareholders. The exemptive order gives the Adviser the ability to change the fee payable to a sub-adviser or appoint a new sub-adviser at a fee different than that paid to the current sub-adviser, which in turn may result in a different fee retained by the Adviser.

Portfolio Managers

The Fifth Third Managed Account Shares Income Fund is managed by a team of investment professionals. Peter Kwiatkowski, CFA, is the Fund’s lead portfolio manager and David Withrow, CFA, is a portfolio manager and together they are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Kwiatkowski and Withrow are assisted in managing the Fund by Mitch Stapley, CFA; Mirko Mikelic, John Cassady, CFA; Dan Popowics, CFA; and Jason Schwartz, CFA. Mr. Kwiatkowski has led the Fund since _____ 2012, and served the Fund since ____ 2012; Messrs. Withrow, Stapley, Mikelic Cassady Popowics and Schwartz has served the Fund since _____ 2012.

Biographies of Portfolio Managers

John L. Cassady III is a Senior Portfolio Manager on the Taxable Fixed Income team for FTAM. He joined FTAM in 2003 and has 21 years of investment experience. He joined FTAM in 1999 through its acquisition of Old Kent Bank and has 20 years of investment experience. He is currently a member of the CFA West Michigan Society. Mr. Cassady graduated from Georgia Institute of Technology with a B.S. in Industrial Management and is a CFA charterholder.

Peter Kwiatkowski is the Director of Growth and Income Strategies for FTAM. He joined FTAM in 2002 and has 12 years of investment experience. Prior to joining FTAM, he worked in Fifth Third Bancorp’s Treasury Group where his responsibilities included structured finance, investments, balance sheet management, and economic analysis. Prior to that, Mr. Kwiatkowski worked as a Portfolio Analyst for Pacific Investment Management Company (PIMCO). His previous experience also includes 7 years in real estate. He is a current member of the Cincinnati Society of Financial Analysts, and a volunteer financial counselor. He graduated summa cum laude from California State University at Long Beach with a B.S. in Finance, Real Estate, and Law and is a CFA charterholder.

Mirko M. Mikelic is a Senior Portfolio Manager on the Fixed Income team, responsible for research and portfolio strategy for FTAM. He joined FTAM in 2003 as a Senior Fixed Income Analyst. He has 14 years of investment experience. Prior to joining FTAM, Mr. Mikelic was an International Equity Analyst at Reach Capital Management and wrote research reports for CCN LLC. Prior to CCN, he spent several years on the liability management desk of Credit Suisse First Boston/DLJ where he also worked with several of the largest fixed income managers globally in a mortgage sales capacity. Mr. Mikelic started in the investment business as a Fixed Income Associate on Morgan Stanley’s mortgage research and trading desks as part of their fixed income training program. He graduated from Kalamazoo College with a B.A. in Chemistry and Physics, and went on to earn a B.S.E.E. from Wayne State University as part of a 3/2 Engineering program. After a summer at Harvard, he entered the University of Chicago and completed an M.A. in International Political Economy/Relations and later, an M.B.A. in Analytic Finance and Accounting.

Dan Popowics is a Portfolio Manager on the Growth & Income Strategies team and serves as a Portfolio Manager for Mid Cap Growth strategies for FTAM. He joined FTAM in 2009 and has 12 years of investment experience. Prior to joining FTAM, Mr. Popowics was an Equity Analyst with Fifth Third Bancorp’s Investment Advisors and covered the Consumer Discretionary, Consumer Staples, Health Care, and Financials sectors. Mr. Popowics graduated from Duke University with a B.A. in Economics and went on to earn an M.B.A. from Rensselaer Polytechnic Institute. He is a CFA charterholder.

Mitchell L. Stapley is currently the Chief Fixed Income Officer, overseeing all Fixed Income strategies for FTAM. He joined FTAM in 1988 through its acquisition of Old Kent Bank and has 27 years of investment experience. Prior to joining FTAM, he was Manager of Short Term Investments/Foreign Exchange Exposure at Navistar International Corporation in Chicago. While at Navistar, he was responsible for both investment strategy and implementation, and foreign exchange hedging and trading. Prior to that, Mr. Stapley served as a Portfolio Manager for William Wrigley Jr. Company in Chicago. He is currently a member of the Detroit Bond Club, is on the investment committee for the Western Michigan University Endowment Fund, and has served as the President of the Investment Analysts’ Society of Chicago-West Michigan Chapter. He graduated with a B.A. from Albion College and is a CFA charterholder.

David L. Withrow is the Director of Taxable Fixed Income, responsible for the management of actively managed fixed income portfolios for FTAM. He joined FTAM or its predecessors in 1999 as a Senior Fixed Income Portfolio Manager and has 22 years of investment experience. He is currently a member of the Cincinnati Society of Financial Analysts and a Board member for The Cooperative for Education in Cincinnati, Ohio. Mr. Withrow graduated from Anderson University with a B.A. in Economics and is a CFA charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

SHAREHOLDER INFORMATION

Purchasing and Selling Fund Shares

Pricing Fund Shares

The price of Fund shares is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated by dividing the Fund’s net assets by the number of its shares outstanding. Pursuant to procedures adopted by the Fund’s Board of Trustees, the value of each portfolio instrument held by the Fund is determined by using market prices, where available, and fair market values. In addition, under special circumstances, such as when an event occurs after the close of the exchange on which the Fund’s portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the Adviser’s opinion has materially affected the price of those securities, the Fund may use fair value pricing.

There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. The Fund’s NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. On any day that the stock or principal bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.

The Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Fund will be closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Eligible Investors and Opening an Account

Shares of the Fund may be purchased only (1) by or on behalf of “wrap” account clients where FTAM (the “Wrap Program Adviser”) has an agreement to serve as investment adviser or sub-adviser to the account with the wrap program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client; or (2) via a direct contract with FTAM; or (3) by other accounts advised by FTAM. A client agreement to open a wrap account typically may be obtained by contacting the wrap program sponsor.

The Fund intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above and each investor, by purchasing shares, agrees to any such redemption. Best efforts will be made to provide the applicable wrap program sponsor with notice of any such redemption on behalf of the client.

Calculation of Share Price and Redemption Payments

When Fund shares are purchases or redeemed, the price that is paid or received is equal to the NAV of the shares, without any sales charges or other fees. NAVs are ordinarily determined as described in the “Pricing Fund Shares” section above.

In most cases, purchase and redemption orders are made based on instructions from the Wrap Program Adviser, in its capacity as investment adviser or sub-adviser to the applicable wrap account, to the broker-dealer who executes trades for the account. Purchase and redemption orders are processed at the NAV next calculated after the broker-dealer receives the order on behalf of the account. Orders received by the broker-dealer prior to the time the Fund’s NAV is determined on a business day will be processed at that day’s NAV, even if the order is received by the transfer agent after the Fund’s NAV has been calculated that day.

Purchase and Redemption Procedures

There are no maximum or minimum initial investment requirements. The broker-dealer acting on behalf of an eligible client must submit a purchase or redemption order to the Fund’s transfer agent, Boston Financial Data Services, 30 Dan Road, Canton, MA 02021, either directly or through an appropriate clearing agency (e.g., the National Securities Clearing Corporation – Fund/SERV). The broker-dealer submitting an initial or subsequent order to purchase Fund shares must arrange to have federal funds wired to the transfer agent. Wiring instructions may be obtained by calling 1-800-282-5706.

Other Purchase Information

Purchases of Fund shares will normally be made only in full shares, but may be made in fractional shares under certain circumstances. Certificates for shares will not be issued.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order. The Fund may do so in consultation with the Wrap Program Adviser.

Other Redemption Information

Redemption proceeds ordinarily will be sent by wire. Redemption proceeds will normally be wired within one to three business days after the redemption request, but may take up to seven days. Shareholders who are no longer eligible to invest in the Fund may receive their redemption proceeds by check. See “Eligible Investors and Opening an Account” above.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Fund may delay redemption payments more than seven days, as permitted by law.

It is highly unlikely that shares would ever be redeemed in kind. However, in consideration of the best interests of the remaining investors, and to the extent permitted by law, the Fund reserves the right to pay any redemption proceeds in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. When shares are redeemed in kind, the investor should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Trading Practices

In order to protect shareholders, the Fund discourages excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Fund may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected.

Because the Fund is designed to be a component of wrap accounts that also invest, at the discretion of the Wrap Program Adviser, in individual securities and other investments, Fund shares may be purchased or redeemed on a frequent basis for rebalancing purposes or in order to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size. Because all purchase and redemption orders are initiated by the Wrap Program Adviser, wrap account clients are not in a position to effect purchase and redemption orders and are, therefore, unable to directly trade in Fund shares. The Board of Trustees has adopted policies and procedures designed to detect and prevent short-term trading activity and other abusive activity in Fund shares. First, when a market quotation is not readily available for a security, the Fund is exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Fund seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage”, by the appropriate use of “fair value” pricing of the Fund’s portfolio securities. Second, the Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity in the Fund’s shares are responsible for (i) rejecting any purchase, or (ii) terminating purchase privileges if, in the judgment of FTAM (the Funds’ Administrator), the transaction would adversely affect the Fund or its shareholders. The Fund recognizes that FTAM will not always be able to detect or prevent short-term or other abusive trading practices.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Other Information

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in the account for a period of time specified by state law.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Funds.

DIVIDENDS AND CAPITAL GAINS

All dividends and capital gains distributions will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account.

Distributions are made on a per share basis regardless of how long you’ve owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, are declared daily and paid monthly by the Fund.

Capital gains, if any, are distributed at least annually.

As discussed in detail in the SAI, if the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable for federal income tax purposes, but it reduces the shareholder’s basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares. The Fund is particularly susceptible to this possibility because it may, at times in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a stable level of distributions. As a result, the dividends paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders.

TAX CONSIDERATIONS

This is a brief summary of certain tax consequences relating to an investment in the Fund. The Fund’s SAI provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state, local and foreign laws.

Federal Income Tax

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder, unless the shareholder is a tax exempt holder of Fund shares, such as a qualified retirement plan. The gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and if not held for such period, as short-term capital gain or loss.

Taxation of Distributions

The Fund intends to qualify each year as a regulated investment company for federal income tax purposes. A regulated investment company is not subject to federal income tax at the Fund level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to shareholders. The Fund expects to distribute substantially all of its net investment income (including tax-exempt interest income, if any) and realized net capital gains to its shareholders at least annually. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gain distributions, received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains from the sale of investments that the Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced—in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or about December 31, 2011. For taxable years beginning after December 31, 2011, the maximum long-term capital gain rate is scheduled to return to 20%. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Dividends received by a Fund from assets from most REITs and certain foreign corporations are not expected to qualify for qualified dividend income when distributed by a Fund.

The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

The Fund’s use of short sales may bear adversely on the Fund’s ability to designate distributions as qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price paid for the shareholder’s shares). See the SAI for further details.

Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

Foreign Investments

If the Fund or invests in foreign securities, please note that investment income received by the Fund from sources within foreign countries may be subject to foreign withholding or other taxes which may decrease the yield of such investments. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to reduced tax rates or exemption from foreign tax on this income. The Fund’s effective rate of foreign tax cannot be predicted since the amount of the Fund’s assets to be invested within various countries is unknown.

In general, if the Funds invests in foreign securities, shareholders will not be entitled to claim a credit or deduction for foreign taxes on their U.S. federal income tax returns. Shareholders should consult their tax advisors for more information with respect to their individual circumstances.

In addition, foreign investment may prompt the Fund to distribute ordinary income more frequently or in greater amounts than purely domestic funds, which could increase a shareholder’s tax liability.

State and Local Taxes

Shareholders may also be subject to state and local taxes on distributions and redemptions. State and local tax laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

This is a brief summary of certain federal income tax consequences relating to an investment in the Fund. The SAI provides further details regarding federal income taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state, local, and foreign laws.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Financial highlights will be available after the Fund has completed its first fiscal year.

Addresses

Fifth Third Funds	Fifth Third Funds
38 Fountain Square Plaza
Cincinnati, Ohio 45202

Investment Adviser, Administrator and	Fifth Third Asset Management, Inc.
Accountant	38 Fountain Square Plaza
Cincinnati, Ohio 45202

Distributor	FTAM Funds Distributor, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Custodian, Sub-Accountant and Sub-Administrator	State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111-2900

Transfer and Dividend Disbursing Agent	Boston Financial Data Services, Inc.
30 Dan Road
Canton, Massachusetts 02021

Independent Registered Public Accounting Firm	_________________________
_________________________
_________________________

The following additional information is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund’s annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. The Fund’s annual report also contains discussions of the market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s last fiscal year. The Fund’s annual and semi-annual reports will be available after the Fund has completed its first annual and semi-annual periods, respectively.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CALLING THE FUNDS AT 1-800-282-5706
OR WRITING TO:

FIFTH THIRD FUNDS
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OHIO 45202
YOU CAN ALSO ACCESS THESE DOCUMENTS
FREE OF CHARGE, ON THE FUNDS’ WEBSITE: HTTP://WWW.FIFTHTHIRDFUNDS.COM*

*Fifth Third Funds’ website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-551-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

•	At no charge on the EDGAR Database on the Commission’s Website at http://www.sec.gov.

Investment Company Act file no. 811-5669.

Fifth Third Funds

ADVISED BY: FTAM FIFTH THIRD ASSET MANAGEMENT

BEYOND THE TRADITIONAL

1-800-282-5706
WWW.FIFTHTHIRDFUNDS.COM

FTF-PRO—

Subject to Completion
Statement of Additional Information dated November 10, 2011

FIFTH THIRD FUNDS

FIFTH THIRD MANAGED ACCOUNT SHARES (MASH) – INCOME FUND
(TICKER SYMBOL)

STATEMENT OF ADDITIONAL INFORMATION
DATED [JANUARY 24, 2012]

This Statement of Additional Information (the “SAI”) relates to the Prospectus of the Fifth Third Managed Account Shares (MASH) – Income Fund (the “Fund”) of Fifth Third Funds (the “Trust”) dated [January 24, 2012].

This SAI, which has been filed with the Securities and Exchange Commission (“SEC”), provides supplementary information pertaining to the Fund. This SAI is not a prospectus, and should be read only in conjunction with the prospectus for the Fund (the “Prospectus”). The Prospectus is dated [January 24, 2012]. To receive a copy of the Prospectus, you may write the Trust at Fifth Third Funds, 38 Fountain Square Plaza, Cincinnati, Ohio 45202 or call toll-free (800) 282-5706.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

i

GENERAL INFORMATION ABOUT THE TRUST

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 15, 1988. The Trust’s Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities, and it permits the Trust to offer separate classes of each such series. This Statement of Additional Information relates only to the Fifth Third Managed Account Shares (MASH) – Income Fund.

The Fund is an “open-end” management investment company and is a “diversified” investment company, as those terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Among other things, a diversified Fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees (“Trustees”) may grant in its discretion. When issued for payment as described in the Prospectuses and Statements of Additional Information, the Fifth Third Funds’ shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Fifth Third Funds, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

Shares of the Fifth Third Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon, and (iii) only the holders of Class A, Class B, and Class C shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class. There will normally be no meetings of shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.

As used in this Statement of Additional Information, a “vote of a majority of the outstanding shares” of the Fifth Third Funds or the Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Fifth Third Funds or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Fifth Third Funds or the Fund are represented in person or by proxy, or (b) more than 50% of the votes attributable to the outstanding shares of the Fifth Third Funds or the Fund.

For purposes of determining the presence of a quorum and counting votes on matters presented, shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast, at the meeting. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined by reference to a percentage of votes present at the meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

The Trust’s executive offices are located at 38 Fountain Square Plaza, Cincinnati, Ohio 45202. The Trustees are responsible for managing the business and affairs of the Trust.

All Funds are advised by Fifth Third Asset Management, Inc. (“FTAM” or the “Adviser”). Fifth Third Asset Management, Inc. is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is, in turn, a wholly-owned subsidiary of Fifth Third Bancorp.

INVESTMENT OBJECTIVES AND POLICIES

The Prospectus states the investment objective of the Fund and discusses certain investment policies employed to achieve that objective. The following discussion supplements the description of the Fund’s investment policies in the Prospectus.

Investment Objective

The Fund’s investment objective is fundamental and may not be changed without shareholder approval.

Fundamental Limitations

Except as provided below, the Fund has adopted the following fundamental investment limitations. As fundamental investment limitations, they cannot be changed without approval of the holders of a majority of the Fund’s outstanding shares. The Fund is classified as a diversified series of an open-end investment company. Under these restrictions, the Fund may not:

(i)	issue senior securities, except as permitted under the 1940 Act;

(ii)	borrow money, except as permitted under the 1940 Act;

(iii)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(iv)	invest more than 25% of its total assets in any one industry provided that securities issued or guaranteed by the US Government, its agencies or instrumentalities are not subject to this limitation;

(v)

purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund’s ownership of securities;

(vi)

purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI; and

(vii)	make loans to other persons, except (a) loans of portfolio securities as permitted under the 1940 Act, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans.

Non-Fundamental Limitations

Except as provided below, the Fund has adopted the following non-fundamental investment limitations. As non-fundamental investment limitations, they may be changed by the Trustees without shareholder approval.

Investing in Illiquid Securities. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including, as applicable, repurchase agreements providing for settlement more than seven days after notice, over-the-counter options, certain restricted securities determined in accordance with procedures adopted by the Trustees not to be liquid, and non-negotiable time deposits with maturities over seven days.

Investing in Securities of Other Investment Companies. The Fund may invest in shares of other investment companies, including shares of iShares®. The Fund will limit its investment in other investment companies that are not part of the same group of investment companies to no more than 3% of the total outstanding voting stock of any investment company, no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker’s commissions. The Fund may invest without limitation in shares of money market funds. The preceding limitations do not apply if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.

Investment companies include exchange-traded funds (“ETFs”). See the disclosure under the heading “Exchange-Traded Funds” below for more information on investments in ETFs. Pursuant to an SEC exemptive order issued to iShares®, dated April 15, 2003, upon adherence to the conditions set forth in the order, the Fund may invest its net assets in iShares® in excess of the 3%, 5% and 10% limits described above.

It should be noted that investment companies incur certain expenses such as management fees and, therefore, any investment by the Fund in shares of another investment company would be subject to such expenses.

Miscellaneous. Except with respect to the Fund’s policy relating to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of its policies and limitations, the Trust considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

ADDITIONAL RISKS AND INFORMATION CONCERNING
CERTAIN INVESTMENT TECHNIQUES

The Fund may invest in a variety of securities and may employ a number of investment techniques. The types of investments the Fund uses and some of the risks posed by such investments are described below. Please consult the Fund’s prospectus for additional details regarding these and other permissible investments.

Types of Investments

Bank Instruments. The Fund may invest in the instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation. Such instruments include certificates of deposit, demand and time deposits, savings shares, and bankers’ acceptances. These instruments are not necessarily guaranteed by those organizations.

In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, and bankers’ acceptances, the Fund may invest in: (a) Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks; (b) Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and (c) Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States; provided such investment is in agreement with the Fund’s investment objective and policies.

Cash. From time to time, such as when suitable securities are not available, the Fund may retain a portion of its assets in cash. Any portion of the Fund’s assets retained in cash may reduce the Fund’s return.

Bear Funds. The Fund may invest in bear funds. Bear funds are designed to allow investors to speculate on anticipated decreases in and index or to hedge an existing portfolio of securities or mutual fund shares.

Due to the nature of bear funds, investors could experience substantial losses during sustained periods of rising equity prices. This is the opposite result expected of investing in a traditional equity mutual fund in a generally rising stock market. Bear funds employ certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. Under these techniques, bear funds will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the fund terminates the position. Bear funds will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the funds pay or receive as the result of the transaction.

Closed-End Investment Funds. The Fund may invest in closed-end investment companies. The shares of closed-end investment companies will generally be exchange-traded and are not redeemable. Closed-end fund shares often trade at a substantial discount (or premium) from their net asset value. Therefore, there can be no assurance that a share of a closed-end fund, when sold, will be sold at a price that approximates its net asset value.

The Fund may also invest in closed-end investment companies in transactions not involving a public offering. These shares will be “restricted securities” and the Fund may be required to hold such shares until the closed-end fund’s termination unless redeemed earlier. Shares may not be sold, transferred, assigned, pledged, or otherwise disposed of without registration under applicable federal or state securities laws or pursuant to an exemption from registration (in which case the shareholder will, at the option of the closed-end fund, be required to provide the closed-end fund with a legal opinion, in form and substance satisfactory to the closed-end fund, that registration is not required). Accordingly, an investor must be willing to bear the economic risk of investment in the shares until shares are redeemed or the closed-end fund is liquidated. No sale, transfer, assignment, pledge, or other disposition, whether voluntary or involuntary, of the shares may be made except by registration by the transfer agent on the closed-end fund’s books. Each transferee will be required to execute an instrument agreeing to be bound by these restrictions and to execute such other instruments or certifications as are reasonably required by the closed-end fund. A transfer of the shares owned by a shareholder will not relieve the shareholder of any unfulfilled subscription obligation. Consent of the closed-end fund is required prior to the assumption of the transferee’s Subscription Agreement by another party. The closed-end fund may withhold consent to such an assumption at its absolute discretion.

Exchange-Traded Funds (ETFs). The Fund may invest in shares of various ETFs, including exchange-traded index and bond funds and ETFs listed on U.S. and foreign exchanges. ETFs seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. The Fund will bear its ratable share of the ETF’s expenses, including its advisory and administration fees. At the same time, the Fund will continue to pay its own investment management fees and other expenses. As a result, the Fund will absorb duplicate levels of fees with respect to investments in ETFs.

Because most ETFs are investment companies, absent exemptive relief, investment in most such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company that is not part of the same group of investment companies to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of its assets. Pursuant to an exemptive order issued to iShares® Trust and iShares®, Inc. (“iShares®”) dated April 15, 2003, upon adherence to the conditions set forth in the order, the Fund may invest its total assets in excess of the 3%, 5% and 10% limits described above. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor iShares® Funds make any representations regarding the advisability of investing in an iShares® Fund.

iShares® is a registered investment company unaffiliated with the Fund that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares® offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

Collateralized Loan Obligations (“CLOs”). A CLO is a type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans, which may include domestic and foreign senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual, or “equity,” tranche, which bears some or all of the risk of default by the loans in the trust, and therefore protects the other more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the equity tranche, senior CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the equity tranche due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CLO securities.

The risks of an investment in a CLO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. Typically, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, the Fund may characterize its investments in CLOs as illiquid, unless an active dealer market for a particular CLO allows the CLO to be purchased and sold in Rule 144A transactions. CLOs are subject to the typical risks associated with debt instruments discussed elsewhere in the prospectus and in this SAI (i.e., interest rate risk and credit risk). Additional risks of CLOs include (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that the Fund may invest in a subordinate tranche of a CLO. In addition, due to the complex nature of a CLO, an investment in a CLO may not perform as expected. An investment in a CLO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

Commercial Paper and Other Short-Term Obligations. The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term unsecured promissory notes issued by U.S. corporations, partnerships, trusts or other entities in order to finance short-term credit needs, and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days remaining to maturity at the date of purchase. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s restriction on illiquid investments unless, in the judgment of the Adviser and subject to the procedures adopted by the Board of Trustees, such note is liquid.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities.

In selecting convertible securities for the Fund, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these characteristics with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Derivatives. The Fund may, but is not required to, use derivative instruments for hedging, risk management purposes, as a substitute for direct investment in securities or other assets, or as part of its investment strategies. Generally, derivatives are financial contracts whose value depend upon, or are derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swaps). A description of these and other derivative instruments that the Funds may use are described further below.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes the Fund to the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing its contractual rights.

Derivative instruments are subject to other risks. For example, since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also are subject to the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track.

Custody Receipts. The Fund may invest in custody receipts that represent corporate debt securities. Custody receipts, such as Morgan Stanley TRACERs, are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities. Generally the sponsor will then sell those custody receipts in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt evidences the individual securities in the pool, and the holder of a custody receipt generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt will be treated as directly purchasing its pro rata share of the securities in the pool, for an amount equal to the amount that such holder paid for its custody receipt. If a custody receipt is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt. Additionally, the holder of a custody receipt may withdraw the securities represented by a custody receipt subject to certain conditions.

Custody receipts are generally subject to the same risks as those securities evidenced by the receipts which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts may be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

Futures and Options Transactions. The Fund may engage in futures and options transactions to create investment exposure or to hedge to the extent consistent with its investment objective and policies.

As a means of reducing fluctuations in the net asset value of their shares, the Fund may attempt to hedge all or a portion of its portfolio through the purchase of put options on portfolio securities and put options on financial futures contracts for portfolio securities. The Fund may attempt to create investment exposure or to hedge all or a portion of its portfolio by buying and selling financial futures contracts and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase current income.

The Fund will maintain its positions in securities, options, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out over-the-counter or on an exchange which provides a secondary market for options of the same series.

Futures Contracts. A futures contract is a firm commitment by the seller, who agrees to make delivery of the specific type of security called for in the contract (“going short”), and the buyer, who agrees to take delivery of the security (“going long”) at a certain time in the future.

A securities index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index was originally written. No physical delivery of the underlying securities in the index is made. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government at a certain time in the future.

The purpose of the acquisition or sale of a futures contract by the Fund may be to protect it from fluctuations in the value of securities caused by unanticipated changes in interest rates or stock prices without necessarily buying or selling securities. For example, in the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to “go short” to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund’s anticipated holding period. The Fund would “go long” to hedge against a decline in market interest rates. The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets.

Stock Index Options. The Fund may purchase put options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Put Options on Financial Futures Contracts. The Fund may purchase listed put options on financial futures contracts. The Fund will use these options only to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates, to create investment exposure, or when such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms.

Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund normally will close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the realized decrease in value of the hedged securities.

Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

The Fund may write listed put options on financial futures contracts to hedge its portfolio or when such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms. When the Fund writes a put option on a futures contract, it receives a premium for undertaking the obligation to assume a long futures position (buying a futures contract) at a fixed price at any time during the life of the option.

Call Options on Financial Futures Contracts. The Fund may write listed call options or OTC call options on futures contracts, to hedge its portfolio against an increase in market interest rates, to create investment exposure, or when such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise and cause the price of futures to decrease, the Fund’s obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund’s call option position to increase. In other words, as the underlying future’s price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can help substantially offset the drop in value of the Fund’s portfolio securities.

Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the realized decrease in value of the hedged securities.

The Fund may buy listed call options on financial futures contracts to hedge its portfolio. When the Fund purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option.

Limitation on Open Futures Positions. The Fund will not maintain open positions in futures contracts it has sold or options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the securities or securities index underlying the futures contract and the futures contracts. If the Fund exceeds this limitation at any time, it will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

“Margin” in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of “initial margin” in cash, securities or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that a futures contract’s initial margin does not involve the borrowing by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Purchasing Put Options on Portfolio Securities. The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

Writing Covered Call Options on Portfolio Securities. The Fund may also write covered call options to generate income. As the writer of a call option, the Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. The Fund may sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or securities for which it has segregated cash in the amount of any additional consideration).

Over-the-Counter Options. The Fund may purchase and write OTC options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by the Fund and not traded on an exchange.

Structured Investments. Structured investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser.

Structured Notes. The Fund may invest in structured notes. Structured notes are derivatives where the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 IndexTM. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Adviser wishes to accept while reducing or avoiding certain other risks.

Swap Agreements. The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate dollars, under which a party sells a cap and purchases a floor or vise versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements are typically settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Adviser, in accordance with procedures adopted by the Board of Trustees, is responsible for determining and monitoring liquidity of the Fund’s transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Collateralized Mortgage Obligations (“CMOS”). The Fund may invest in CMOs. Privately issued CMOs generally represent an ownership interest in a pool of federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools.

The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

Certain debt securities such as, but not limited to, mortgage-related securities, CMOs, asset backed securities (“ABSs”) and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with the stated maturity policy and calculation of the Fund’s weighted average maturity, the effective maturity of such securities is used.

Adjustable Rate Mortgage Securities (“ARMS”). The Fund may invest in ARMS. Generally, adjustable rate mortgages have a specified maturity date and amortize principal over their life. In periods of declining interest rates there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate can and does change in accordance with movements in a particular, pre-specified, published interest rate index. There are two main categories of indices: those based on U.S. Treasury obligations and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. The amount of interest on an adjustable rate mortgage is calculated by adding a specified amount to the applicable index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMS will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage-related securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage-related securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. In addition, the Fund may invest in foreign government debt.

Currency Risks. The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, it may not convert its holdings of foreign currencies to U.S. dollars daily. The Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.

The Fund may engage in foreign currency exchange transactions in connection with its portfolio investments. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts in order to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Funds’ best interest to do so. The Fund may also enter into forward foreign currency exchange contracts to gain exposure to currencies underlying various securities or financial instruments held in the Fund.

In addition, the Fund may be permitted to engage in cross-hedging. Cross-hedging involves the use of forward contracts to shift currency exposure from one non-U.S. Dollar currency to another non-U.S. Dollar currency. An example would be where the Fund were overweight securities denominated in Sterling and the portfolio manager wished to bring that segment’s currency weighting back within the parameters of the index. In this case, the portfolio manager would sell Sterling and buy the Euro using forward contracts. Cross-hedging will only be done relative to an established index and will not exceed 50% of the Fund’s net assets.

Currency hedging may also be accomplished through “proxy hedging,” which is defined as entering into a position in one currency to hedge investments denominated in another currency, where two currencies are economically linked or otherwise correlated.

Foreign Currency Options. The Fund may engage in foreign currency options, and the funds in which they invest may engage in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.

When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration. A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund were holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, it would not have to exercise its call. Instead, it could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. There are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Guaranteed Investment Contracts. The Fund may make limited investments in guaranteed investment contracts (“GICs”) issued by highly rated U.S. insurance companies. Under a GIC, the Fund gives cash to an insurance company which credits the Fund with the amount given plus interest based on a certain index, which interest is guaranteed to be not less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company’s general assets. The Fund will only purchase GICs from insurance companies which, at the time of purchase, have total assets of $1 billion or more and meet quality and credit standards established by the Adviser pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be subject to the Fund’s limitation on illiquid investments.

Lending of Portfolio Securities. The Fund may lend portfolio securities. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Loan Participation Notes. The Fund may purchase loan participation notes. A loan participation note represents participation in a corporate loan of a commercial bank with a remaining maturity of one year or less. Such loans must be to corporations in whose obligations the Fund may invest. Any participation purchased by the Fund must be issued by a bank in the United States with total assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, the participation is subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the Fund to assert through the issuing bank such rights as may exist against the corporate borrower if the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Moreover, under the terms of the loan participation the Fund may be regarded as a creditor of the issuing bank (rather than the underlying corporate borrower), so that the Fund may also be subject to the risk that the issuing bank may become insolvent. The secondary market, if any, for loan participations is extremely limited and any such participation purchased by the Fund may be regarded as illiquid.

Lower-Rated and Unrated Securities. The Fund may invest in higher yielding (and, therefore, higher risk), lower-rated fixed-income securities, including investment-grade securities, junk bonds and unrated securities. Securities rated in the fourth highest category by S&P or Moody’s, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than with respect to issuers of higher grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds,” offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

Special Risks Associated with Lower-Rated And Unrated Securities. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower-rated debt securities, the Adviser’s research and credit analysis are an especially important part of managing securities of this type held by the Fund. In light of these risks, the Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of the security by the Fund, but the Adviser will consider this event in its determination of whether the Fund should continue to hold the security.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

In considering investments for the Fund, the Adviser will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser’s analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships in which ownership units are publicly traded. MLPs often own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund if it invests in an MLP) are not involved in the day-to-day management of the partnership. The Fund also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as MLPs. Distributions attributable to gain from the sale of MLPs may be taxed as ordinary income for federal income tax purposes.

Money Market Instruments. The Fund may invest in money market instruments, which are high quality, short-term fixed income securities that adhere to the guidelines (i.e., liquidity, maturity and credit quality) set forth by SEC Rule 2a-7 under the 1940 Act, which governs the allowable investments purchased by money market funds.

Municipal Leases. The Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In determining the liquidity of municipal lease securities, the Adviser, in accordance with procedures adopted by the Trustees, will base its determination on the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers recently willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (5) the general credit quality of the municipality, including: (a) whether the lease can be cancelled; (b) whether the assets represented by the lease can be sold; (c) the strength of the lessee’s general credit; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality; and (e) the legal recourse in the event of a failure to appropriate.

Municipal Securities. The Fund may invest in municipal securities of any state which have the characteristics set forth in the prospectus of the Fund. Examples of municipal securities are (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations; and (g) general obligation bonds.

Variable Rate Municipal Securities. The Fund may invest in variable rate municipal securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations. Many municipal securities with variable interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund’s demand. The terms of these variable-rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

Participation Interests. The Fund may invest in participation interests. Participation interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the Fund would be allowed to invest in directly. The financial institutions from which the Fund may purchase participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).

Real Estate Investment Trusts. The Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement whereby the Fund takes possession of securities from another party in exchange for cash and agrees to sell the security back to the party at a specified time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Adviser to be creditworthy.

Restricted and Illiquid Securities. The Fund may invest in securities issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) securities are restricted as to disposition under the federal securities laws and are generally sold to institutional investors, such as the Fund, who agree that they are purchasing such securities for investment purposes and not with a view to public distributions. Any resale by the purchaser must be in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity. (The Fund believes that Section 4(2) securities and possibly certain other restricted securities which meet the criteria for liquidity established in accordance with procedures adopted by the Trustees are quite liquid.) The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity in accordance with such procedures, including Section 4(2) securities, as determined by the Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities.

The ability to determine the liquidity of certain restricted securities is permitted under the SEC staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the “Rule”). The Rule is a non-exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The determination of the liquidity of restricted securities is made by the Adviser in accordance with procedures adopted by the Trustees. The following criteria, among others, are considered in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.

Reverse Repurchase Agreements. Except as provided above, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument’s market value in cash and agrees that on a stipulated date in the future it will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Fund’s records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Stand-By Commitments. The Fund may enter into stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Fund’s option, a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by the Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser’s opinion, present minimal credit risks. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value of the Fund. Accordingly, where the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

Stripped Obligations. The Fund may purchase U.S. Treasury Obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or other institution. These “stripped” U.S. Treasury obligations are offered under the Separate Trading of Registered Interest and Principal Securities (“STRIPS”) program or Coupon Under Bank-Entry Safekeeping (“CUBES”) program. The Fund may also purchase other stripped securities issued directly by agencies or instrumentalities of the U.S. government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. government that clear through the Federal Reserve System. These participations, which may be issued by the U.S. government (or a U.S. government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their face value. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Fund also may purchase U.S. dollar-denominated stripped securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS which are not issued by the U.S. government (or a U.S. government agency or instrumentality) are considered illiquid. SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by the Trust’s Board of Trustees.

Within the past several years, the Treasury Department has facilitated transfers of ownership of stripped securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system and the STRIPS program. Under the STRIPS program, the Fund will be able to have its beneficial ownership of stripped securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Fund may acquire other U.S. government obligations and their unmatured interest coupons that have been stripped by their holder. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners.

Although a “stripped” security may not pay interest to holders prior to maturity, federal income tax regulations require the Fund to recognize as interest income a portion of the security’s discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

Trust Preferred Securities. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities currently permit the issuing entity to treat the interest payments as a tax-deductible cost. These securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities have the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an event of default. At the present time, the Internal Revenue Service (“IRS”) treats capital securities as debt.

U.S. Government Obligations. The types of U.S. government obligations in which the Fund may invest include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises (“GSEs”), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA). U.S. Government securities issued by GSEs that are neither guaranteed or insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy. The Student Loan Marketing Association can also issue debt as a corporation, which is not considered a U.S. Government obligation.

Variable Rate U.S. Government Securities. Some of the short-term U.S. government securities that the Fund may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted interest rate is ordinarily tied to some objective standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates will reduce the changes in the market value of such securities from their original purchase prices. Accordingly, the potential for capital appreciation or capital depreciation should not be greater than the potential for capital appreciation or capital depreciation of fixed interest rate U.S. government securities having maturities equal to the interest rate adjustment dates of the variable rate U.S. government securities.

Overseas Private Investment Corporation Certificates. The Fund may invest in Certificates of Participation issued by the Overseas Private Investment Corporation (“OPIC”). OPIC is a U.S. Government agency that sells political risk insurance and loans to help U.S. businesses invest and compete in over 140 emerging markets and developing nations worldwide. OPIC provides medium to long-term loans and guaranties to projects involving significant equity or management participation. OPIC can lend up to $250 million per project on either a project finance or a corporate finance basis in countries where conventional institutions are often unable or unwilling to lend on such a basis. OPIC issues Certificates of Participation to finance projects undertaken by U.S. companies. These certificates are guaranteed by OPIC and backed by the full faith and credit of the U.S. Government.

Warrants. The Fund may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-Issued and Delayed Delivery Transactions. The Fund may enter into when-issued and delayed delivery transactions. These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund’s records at the trade date. These assets are marked-to-market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 25% of the total value of its assets.

Temporary and Defensive Investments. The Fund may hold up to 100% of its assets in cash, short-term debt securities or other short-term instruments for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund’s other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by Standard & Poor’s (“S&P”) or the “Prime” major rating category by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Portfolio Turnover. The Fund will not attempt to set or meet portfolio turnover rates since any turnover would be incidental to transactions undertaken in an attempt to achieve the Funds’ investment objectives.

FIFTH THIRD FUNDS MANAGEMENT

The Fund is managed under the direction of the Board of Trustees. Subject to the provisions of the Declaration of Trust, By-laws and Massachusetts law, the Trustees have all powers necessary and desirable to carry out this responsibility, including the election and removal of Trust officers.

Trustees and Officers

The Trustees and officers of the Trust, their ages, the positions they hold with the Trust, their terms of office and lengths of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that each Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address, unless otherwise noted, of the persons listed below is 38 Fountain Square Plaza, Cincinnati, Ohio 45202. Fund Complex includes the portfolios of the Trust described in this SAI.

Name and Age	Position Held With The Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Edward Burke Carey Age: 66	Chairman-Board of Trustees	January 1989-Present	President, Carey Realty Investments, Inc. (commercial real estate), 1990-Present.	25	Canisius College-Trustee
David J. Durham Age: 66	Trustee	June 2001-Present	Chairman of Clipper Products, Inc., a wholesale distributor, 2005-Present. Chairman of Norris Products Corp., a wholesale distributor, 2005-Present. President and Chief Executive Officer of Clipper Products, Inc., 1997-Present.	25	None

Name and Age	Position Held With The Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David J. Gruber Age: 47	Trustee	December 2003-Present	President, DJG Financial Consulting (accounting and finance consultant), June 2007-Present. Resources Global Professionals, Project Professional (accounting and finance consultant), December 2004-June 2007. Ohio Arts & Sports Facilities Commission (state funding oversight agency), CFO, April 2003-December 2004.	25	None
J. Joseph Hale Jr. Age: 61	Trustee	March 2001-Present	Consultant, Duke Energy, July 2010-Present. President and CEO of MediLux Health Care, April 2008-March 2010. EVP and Managing Director, DHR International (executive recruiter), April 2007-2008. President, Cinergy Foundation, November 2001-March 2006.	25	Trustee for Hanover College, The Egan Martime Institute, The Sconset Chapel, The Sconset Trust, The Community Foundation for Nantucket, Theatre Workshop of Nantucket and The Bright Light Foundation
John E. Jaymont Age: 66	Trustee	October 2001-Present	Business Development Director, Printing Industry of Ohio/North Kentucky (printing industry association), February 2002-Present.	25	None

Name and Age	Position Held With The Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee and Officers of the Trust
E. Keith Wirtz[2] Age: 51	President and Trustee	April 2007-Present; March 2010-Present	President, Fifth Third Asset Management, Inc. 2003-Present.	25	None
Matthew A. Ebersbach Age: 41	Vice President, Assistant Treasurer and Assistant Principal Financial Officer	March 2006-Present; September 2008-Present	Vice President of Fifth Third Asset Management, Inc. since 2001. Registered representative of FTAM Funds Distributor, Inc.	N/A	N/A
Richard B. Ille Age: 47	Vice President	April 2007-Present	Managing Director, Products and Marketing, Fifth Third Asset Management, Inc., 2001-Present. Registered representative of FTAM Funds Distributor, Inc.	N/A	N/A
James A. Mautino Age: 43	Anti-Money Laundering and Chief Compliance Officer	February 2007-Present	Vice President and Chief Compliance Officer, Fifth Third Asset Management, Inc. August 2005-Present.	N/A	N/A
Shannon King Age: 39	Treasurer and Principal Financial Officer	March 2008-Present	Vice President, Fifth Third Asset Management, Inc. September 2007-Present. Assistant Vice President, Capital Markets Treasury and Derivatives Manager 2005-2007.	N/A	N/A
Julie Tedesco State Street Bank and Trust Company One Lincoln Street Boston, MA 02111 Age: 53	Secretary	June 2011-Present	Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (a Massachusetts trust company) 2000-Present.	N/A	N/A

Name and Age	Position Held With The Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Tracy Kaufman State Street Bank and Trust Company One Lincoln Street Boston, MA 02111 Age: 53	Assistant Treasurer	June 2007-Present	Assistant Vice President, State Street Bank and Trust Company (a Massachusetts trust company) 1986-Present.	N/A	N/A
Francine S. Hayes State Street Bank and Trust Company One Lincoln Street Boston, MA 02111 Age: 43	Assistant Secretary	June 2007-Present	Vice President and Managing Counsel, State Street Bank and Trust Company (a Massachusetts trust company) 2004-Present.	N/A	N/A

1.

Each Trustee serves until the election and qualification of a successor, or until death, resignation, retirement or removal as provided in the Trust’s Amended and Restated Declaration of Trust. Retirement occurs on the last day of the fiscal year in which the Trustee’s 73rd birthday occurs. The Trust’s Officers are elected annually by the Trustees.

2.	Mr. Wirtz is an interested person of the Trust due to his employment relationship with Fifth Third Asset Management, Inc., the investment adviser for the Trust.

For Officers, positions held with affiliated persons of the Trust (or affiliated persons of such persons) are listed in the following table:

Name	Positions held with Affiliated Persons of the Funds
E. Keith Wirtz	Fifth Third Asset Management, Inc., President
Matthew A. Ebersbach	Fifth Third Asset Management, Vice President
Richard B. Ille	Fifth Third Asset Management, Inc., Executive Director
James A. Mautino	Fifth Third Asset Management, Inc., Vice President and Chief Compliance Officer
Shannon King	Fifth Third Asset Management, Inc., Vice President

Experience and Qualifications

The following is a summary of the experience, qualifications, attributes and skills of each trustee that support the conclusion, as of the date of this Statement of Additional Information, that each trustee should serve as a trustee in light of the Trust’s business and structure.

Edward Burke Carey. Mr. Carey has served as a trustee of the Trust and as Chairman of the Board since January 1989 and is a member of the Compliance Committee. In 2010, Mr. Carey was named Small Board Trustee of the Year by Fund Directions. He has been President of Carey Realty Investments, Inc., a commercial real estate development firm, since 1990. From 1983 to 1990, Mr. Carey was senior vice president with John W. Galbreath & Co., a national development firm. Prior to 1983, he was owner of Carey Realty in Buffalo, New York and was previously employed by Hammerson Properties, a brokerage company and international development firm. He is currently a trustee of Canisius College, formerly chairman of the Ohio/Kentucky Chapter of Counselors of Real Estate and board member of the Catholic Foundation chairing the Investment Committee. He has served as a board member of the Columbus and national boards of National Association of Industrial & Office Properties, the Columbus Theatrical Association, Franklin County Republican Party Finance Committee and the City of Columbus Development Commission.

David J. Durham. Mr. Durham has served as a trustee of the Trust since June 2001 and is a member of the Audit, Nominations, Compensation and Special Proxy Voting Committees. He has been President and Chief Executive Officer of Clipper Products, Inc., an importer and wholesale distributor, since September 1997. Prior to joining Clipper Products, Mr. Durham was Director of IBM Business at Structural Dynamics Research Corporation, an engineering software and services company, and Vice-President of Marketing at Zonic Corporation, a manufacturer of engineering test instrumentation. He is a founder and Chairman of the Board of Norris Products Corporation, an importer and distributor of consumer products, since June 2005. He currently is a trustee and treasurer of the St. Thomas Housing Corporation and the Thomaston Woods Senior Housing Corporation.

David J. Gruber. Mr. Gruber has served as a trustee of the Trust since December 2003 and the Chairman of the Compliance Committee since 2010. He is a member of the Audit, Nominations, Compliance and Special Proxy Voting Committees. He has been the President of DJG Financial Consulting, an accounting and financial consulting firm, since June 2007. Mr. Gruber was a project professional at Resource Global Professionals, an accounting and finance consulting firm from December 2004 to June 2007; Chief Financial Officer of Ohio Arts & Sports Facilities Commission, a state funding oversight agency, from April 2003 to December 2004; and Finance Director of Ohio Expositions Commission, state fair and expo center, from April 1996 to March 2003. He previously served as a director of CASA of Delaware County. He began his career at PricewaterhouseCoopers (Coopers & Lybrand) and is a CPA (inactive). The Board of the Trust has determined that Mr. Gruber is an “audit committee financial expert” as defined by the SEC.

J. Joseph Hale Jr. Mr. Hale has served as a trustee of the Trust since March 2001, the Chairman of the Nominations Committee since 2005 and the Chairman of the Compensation Committee since 2010. He is a member of the Audit, Nominations, Compliance and Special Proxy Voting Committees. Mr. Hale is currently a consultant to the CEO of Duke Energy, where he retired in 2008 after serving 15 years in a variety of capacities, including President of Cincinnati Gas and Electric Company, Chief Communications Officer of Cinergy Corp, and President of the Cinergy Foundation. He is currently a trustee for Hanover College, the Egan Maritime Institute, The Sconset Chapel, The Sconset Trust, the Community Foundation for Nantucket, Theatre Workshop of Nantucket and The Bright Light Foundation.

John E. Jaymont. Mr. Jaymont has served as a trustee of the Trust since October 2001 and the Chairman of the Audit Committee since 2001. He is a member of the Audit, Nominations and Special Proxy Voting Committees. He has been Business Development Director, Printing Industries of Ohio/North Kentucky, a printing industry association, since February 2002. In January 2010, Mr. Jaymont was inducted into the Greater Cincinnati Printing Hall of Fame and honored as the Printer of the Year, and in May 2010 he was inducted into the national honorary

Web Offset Society. He was a management consultant from April 2000 to February 2002. Mr. Jaymont was previously President and COO of Metroweb, a large publication printer, as well as President of Brinkman-Jaymont Associates, a real estate investment holding company. He has served in leadership positions on numerous printing industry boards, including the Master Printers of America, the Web Offset Association, the Magazine Printers Section, and the Ohio Graphic Arts Health Fund.

E. Keith Wirtz. Mr. Wirtz has served as a trustee of the Trust since March 2010 and as President since April 2007. He has been President and Chief Investment Officer of the Adviser and Senior Vice President and Chief Investment Officer of Fifth Third Bank since 2003. He is responsible for all investment management activities within Fifth Third Bank and its affiliates. Prior to joining Fifth Third, Mr. Wirtz served as President and Managing Partner of Paladin Investment Associates from 2000 until its sale to Fifth Third Bank in 2003. Before Paladin Investment Associates he was with Investment Advisers, a subsidiary of Lloyds TSB based in the United Kingdom as its President and CIO. Mr. Wirtz also has 18 years’ experience in senior management positions with Bank of America, his last seven as Chief Investment Officer, where he managed a team of 100 investment professions supporting institutional assets of $100 billion, both domestic and international.

Board Structure

The Trust’s board of trustees manages the business affairs of the Trust. The trustees establish policies and review and approve contracts and their continuance. The trustees regularly request and/or receive reports from the Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board is comprised of six trustees, five of whom (including the chairman) are independent trustees. The Board has established four standing committees, each of which is comprised solely of independent trustees. The Audit Committee oversees the Trust’s accounting and financial reporting policies and practices; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; considers the selection of an independent registered public accounting firm for the Trust and the scope of the audit; and acts as a liaison between the Trust’s independent auditors and the full Board of Trustees. The Nominations Committee recommends qualified candidates to the Board of Trustees in the event that a position is vacated or created. The Compliance Committee reviews, analyzes and investigates compliance matters of the Trust identified by the Board to that Committee. The Compensation Committee issues and makes recommendations regarding the compensation of Independent Trustees and the Trust’s Chief Compliance Officer. The Special Proxy Voting Committee considers and determines how to vote on behalf of the Trust with respect to specific votes referred by the Adviser. The Trust’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Trust’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Trust’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board, among other things, oversees risks associated with each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the President, Treasurer, Chief Legal Officer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices and provides the Audit Committee with valuation reports and minutes from pricing committee meetings. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including separate meetings with the Independent Trustees in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Funds. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Adviser to the Funds as well as the Subadviser, custodian and distributor. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Committees of the Board of Trustees

Audit Committee. The purposes of the Audit Committee are to oversee the Trust’s accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; to consider the selection of an independent registered public accounting firm for the Trust and the scope of the audit; and to act as a liaison between the Trust’s independent auditors and the full Board of Trustees. Messrs. Hale, Durham, Jaymont, and Gruber serve on this Committee. For the fiscal year ended July 31, 2011, there were four meetings of the Audit Committee.

Nominations Committee. The purpose of the Nominations Committee is to recommend qualified candidates to the Board of Trustees in the event that a position is vacated or created. Messrs. Hale, Durham, Jaymont and Gruber serve on this committee. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of the Fifth Third Funds, 38 Fountain Square Plaza,

Cincinnati, Ohio 45263. During the fiscal year ended July 31, 2011, the Nominations Committee did not meet.

Compliance Committee. The purpose of the Compliance Committee is to review, analyze and investigate compliance matters of the Trust identified by the Board to the Committee. The Committee’s function is strictly one of oversight. Generally, the full Board, rather than this Committee, will exercise direct oversight with respect to the Trust’s compliance matters. Messrs. Carey, Hale and Gruber serve on this committee. During the fiscal year ended July 31, 2011, the Compliance Committee met once.

Compensation Committee. The purpose of the Compensation Committee is to review and make recommendations regarding the compensation of the Trust’s independent trustees and CCO. Messrs. Durham and Hale serve on this Committee. During the fiscal year ended July 31, 2011, the Compensation Committee did not meet.

Special Proxy Voting Committee. The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s investment adviser. Messrs. Hale, Durham, Jaymont, and Gruber serve on this Committee. During the fiscal year ended July 31, 2011, the Special Proxy Voting Committee did not meet.

Trustees’ Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Funds and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Funds’ family of investment companies as of December 31, 2010:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies overseen by Trustee in Family of Investment Companies
Independent Trustees
Edward Burke Carey	None	Over $100,000
J. Joseph Hale, Jr.	None	$1-$10,000
David J. Durham	None	[ ]
John E. Jaymont	None	[ ]
David J. Gruber	None	$50,001-$100,000
Interested Trustee
E. Keith Wirtz	None	[ ]

As of December 31, 2010, none of the independent Trustees or their immediate family members owned beneficially the securities of an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

Trustees Compensation

Effective January 1, 2011, the Trustees, who are not interested persons of the Trust receive from the Trust, receive an annual retainer of $45,000 for service on the Board. Each Independent Trustee receives a fee of $8,000 for each regular quarterly Board meeting attended in person. Each Independent Trustee also receives a fee of $4,000 for attendance by telephone at any special meeting of the Board other than a regular quarterly meeting. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Chairperson of the Board receives $8,500 for each meeting over which he or she presides as Chairman, in addition to any other fees received.

Effective January 1, 2011, each Audit Committee member receives an annual retainer of $4,500 and a fee of $2,000 for each Audit Committee meeting attended in person. The Chairperson of the Audit Committee receives $3,000 for each meeting over which he presides as Chairman, in addition to any other fees received.

Each Compliance Committee member receives an annual retainer of $5,500 per year (payable in a lump sum at the first Compliance Committee meeting of the calendar year). The Compliance Committee fees are paid only in years in which a Compliance Committee meeting takes place. The Chairperson of the Compliance Committee receives an additional retainer of $2,000, in addition to any other fees received.

Each Nominations Committee member receives a fee of $1,000 for each Nominations Committee meeting attended in person.

Each Compensation Committee member receives an annual retainer of $4,000 per year and a fee of $1,500 for each Compensation Committee meeting attended.

The following table summarizes the compensation, including committee fees, paid to the Trustees of the Trust for the fiscal year ended July 31, 2011. Compensation excludes reimbursement of travel and other out-of-pocket expenses.

Name of Person	Aggregate Compensation for the Fiscal Year ended July 31, 2011	Pension or Retirement Benefits accrued as part of Fund Expenses Fiscal Year ended July 31, 2011	Estimate Annual Benefits upon Retirement Fiscal Year ended July 31, 2011	Total Compensation from Funds and Fund Complex paid to Trustees for the Fiscal Year ended July 31, 2011
Independent Trustees
Edward Burke Carey	$124,500	None	None	$124,500
J. Joseph Hale, Jr.	$98,000	None	None	$98,000
David J. Durham	$98,000	None	None	$98,000
John E. Jaymont	$106,500	None	None	$106,500
David J. Gruber	$94,500	None	None	$94,500

Name of Person	Aggregate Compensation for the Fiscal Year ended July 31, 2011	Pension or Retirement Benefits accrued as part of Fund Expenses Fiscal Year ended July 31, 2011	Estimate Annual Benefits upon Retirement Fiscal Year ended July 31, 2011	Total Compensation from Funds and Fund Complex paid to Trustees for the Fiscal Year ended July 31, 2011
Interested Trustee
E. Keith Wirtz	None	None	None	None

Beneficial Ownership

To the knowledge of the Trust as of the date of this SAI, the Adviser as initial shareholder owned beneficially or of record 100% of the Fund’s outstanding shares. As a result, as of such date the Adviser owned a controlling interest in the Fund, and shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

Trustee Liability

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, the Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Codes of Ethics

Each of the Trust, Fifth Third Asset Management, Inc. and FTAM Funds Distributor, Inc. has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code permits personnel subject to the code to invest in securities that may be purchased or held by the Fund.

Voting Proxies on Fund Portfolio Securities

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Procedures

The Adviser has engaged Institutional Shareholder Services (“ISS”) to administer the proxy voting policy. The Adviser’s Investment Committee reviews and adopts annually the proxy voting recommendations contained in the ISS Proxy Voting Guidelines Summary. The Chief Investment Officer of the Adviser must approve any deviations from these guidelines.

The Adviser will refer any proxy vote made on behalf of the Trust to the Special Proxy Voting Committee when (1) the Adviser has determined that voting in accordance with ISS’

policies/guidelines is not in the best interest of the Fund or ISS does not provide a recommendation and (2) the vote presents a conflict between the interests of the Fund and the Adviser. The Special Proxy Voting Committee is composed exclusively of Independent Trustees of the Board of Trustees of the Fund and will conduct its activities according to the Special Proxy Voting Committee Charter.

Proxy Voting Policies

On matters of corporate governance, generally ISS will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction when the economic factors outweigh any neutral or negative governance changes; and, with respect to shareholder proposals, ask a company to submit its poison pill for shareholder ratification.

On matters of capital structure, generally ISS will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to reduce the par value of common stock, and for proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

On matters relating to management compensation, generally ISS will vote: for stock incentive plans that provide a dollar-for-dollar cash for stock exchange; and against proposals that would permit retirement plans for nonemployee directors.

On matters relating to corporate transactions, ISS will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. ISS will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. ISS will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if ISS decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though ISS typically votes against such measures in other contexts.

Information Regarding Proxy Votes

You may obtain information without charge about how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30, without charge, by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or the Funds’ website at www.fifththirdfunds.com.

Disclosure of Portfolio Holdings

The Board of Trustees has adopted on behalf of the Fund policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures (the

“Procedures”) are designed to protect the confidentiality of the Fund’s portfolio holdings information and to prevent the selective disclosure of such information (except as otherwise permitted by applicable law and the Procedures). The Procedures may be modified at any time by the Trust’s Chief Compliance Officer (“CCO”), provided that any material changes be reported to the Board of Trustees, and to the extent necessary, will be amended to conform to rules and regulations adopted by the SEC. No provision of the Procedures is intended to restrict or prevent the disclosure of portfolio holdings information that may be required by applicable law or requested by governmental authorities.

The Fund will make its portfolio holdings information available on the Fund’s website at www.fifththirdfunds.com under the “Funds” heading. The Fund’s website contains the complete schedule of the Fund’s portfolio holdings as of the most recent month’s end. This information is generally posted on the Fund’s website no sooner than 15 days after each month’s end, and will remain available on the website until at least the date on which the Fund files a report on Form N-CSR or a report on Form N-Q for the period that includes the date as of which the information is current. The posted schedules include information for each portfolio security (not including cash positions) held by the Fund as of the relevant month’s end. The Fund’s portfolio holdings are disclosed to the public, on a quarterly basis, on forms required to be filed with the SEC. The Fund’s reports on Form N-CSR (with respect to each annual period and semi-annual period) and reports on Form N-Q (with respect to the first and third quarters of each of the Funds’ fiscal years) are available on the SEC’s website at www.sec.gov. If the Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of the information on the Fund’s website, the Fund may post such information on the Fund’s website. Except as provided in the Procedures, the Fund’s portfolio holdings may not be disclosed to third parties prior to posting on the website.

The Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if the CCO determines that such disclosure is in the best interests of the Fund’s shareholders. In addition, the third party receiving the non-public portfolio holdings will be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities who provide on-going services to the Fund in connection with its day-to-day operations and management, including but not limited to the Fund’s adviser and its affiliates, and the Fund’s custodian, sub-administration and accounting services provider, brokers and/or dealers engaged in Fund transactions, independent accounting firm, Fund counsel, class action service provider, website vendor and proxy voting service provider.

Except for entities that utilize FTAM model portfolios (e.g., overlay managers and wrap sponsors) which may or may not closely resemble Fund portfolios, non-public portfolio holdings may not be disseminated for compensation or other consideration. A list of all persons who receive non-public portfolio holdings will be available upon request to the CCO.

The frequency with which the non-public portfolio holdings will be disclosed, as well as the lag time associated with such disclosure, will vary depending on such factors as the circumstances of the disclosure and the reason therefore.

The Fund has ongoing arrangements to disclose portfolio holdings to the following Service Providers:

Name of Vendor	Type of Service	Frequency	Lag Time

DDM Marketing & Communications	Marketing & Communications	Weekly and Quarterly	One day
Standard & Poor’s	Ratings Agency	Weekly	One day
Moody’s Investors Service	Ratings Agency	Weekly	One day
Fitch Ratings Ltd.	Ratings Agency	Weekly	One day
FactSet	Portfolio analytics	Daily	N/A
Interactive Data Bond Edge	Portfolio analytics	Daily	N/A
Investor Tools - SMART/Perform	Portfolio analytics	Daily	N/A
Yield Book	Portfolio analytics	Daily	N/A
Advent Axys	Portfolio accounting	Daily	N/A
ICI	Portfolio analytics	Monthly	5 days
Able Noser	Trade cost analysis	Monthly	Five days
SG Constellation	Distribution services	Weekly	One day
eA Data Automation Services	Marketing Support	Quarterly	8 days
Fifth Third Bank	Portfolio management and administrative support	Daily	N/A
Prima Capital Management, Inc.	Overlay manager	Daily	N/A
Merrill Lynch	Wrap sponsor	Daily	N/A
Morgan Stanley	Wrap sponsor	Daily	N/A
Fifth Third Securities	Wrap sponsor	Daily	N/A
Envestnet Asset Management	Overlay manager	Daily	N/A
Bear Stearns	Wrap sponsor	Daily	N/A
TD Ameritrade	Wrap sponsor	Daily	N/A
UBS	Wrap sponsor	Daily	N/A
Smith Barney	Wrap sponsor	Daily	N/A
Folio Dynamix	Wrap sponsor	Daily	N/A
Placemark Investments	Overlay manager	Daily	N/A
JP Morgan	Wrap sponsor	Same day	N/A
ViceRoy	Wrap sponsor	Same day	N/A
Bank of Hawaii	Wrap sponsor	Same day	N/A

Exceptions to the Procedures may only be made if approved in writing by the CCO when the Fund has legitimate business purposes for doing so, and if the recipients are subject to a confidentiality agreement, as described above. Any exceptions must be reported to the Board of Trustees at its next regularly scheduled meeting.

The Adviser has primary responsibility for ensuring that the Fund’s portfolio holdings information is only disclosed in accordance with the Procedures. As part of this responsibility, the Adviser maintains such internal informational barriers as it believes are reasonably necessary for preventing the unauthorized disclosure of non-public portfolio holdings. The CCO is responsible for reviewing, at least annually, the Adviser’s policies, procedures and/or processes and for reporting to the Board of Trustees whether, in the CCO’s view, these policies, procedures and/or processes are reasonably designed to comply with the Procedures.

If the CCO determines that the Adviser’s policies, procedures and/or processes are not reasonably designed to comply with the Procedures, the CCO shall notify the Adviser of such deficiency and request that the Adviser indicate how it intends to address the deficiency. If the deficiency is not addressed to the CCO’s satisfaction within a reasonable time after such notification (as determined by the CCO), then the CCO shall promptly notify the Board of Trustees of the deficiency and shall discuss with the Board possible responses.

INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

Investment Adviser

Fifth Third Asset Management, Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment adviser to the Fund and provides investment advisory services through its Trust and Investment Division. FTAM is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which, in turn, is a wholly-owned subsidiary of Fifth Third Bancorp.

The Adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Advisory Fees

The Advisory Agreement does not require the Fund to pay any advisory fee or other fee to the Adviser. Although the Fund does not compensate the Adviser directly for its services under the Advisory Agreement, the Adviser and/or its affiliates receive fees or other benefits from or through their relationships with the sponsor of wrap fee programs for which the Fund is an investment option.

Administrator and Sub-Administrator

Fifth Third Asset Management, Inc. (the “Administrator”) is the Fund’s administrator which generally assists in all aspects of the Trust’s administration and operations including providing the Fund with certain administrative personnel and services necessary to operate the Fund. The Administrator has agreed irrevocably to waive all fees and pay or reimburse all operating expenses of the Fund except extraordinary expenses and expenses incurred as a result of Fund investments, including interest expense and acquired fund fees expenses.

State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111 is the Fund’s sub-administrator (the “Sub-Administrator”). The Sub-Administrator performs sub-administration services on behalf of the Fund for which it receives compensation from the Administrator.

Fund Accountant and Sub-Accountant

Fifth Third Asset Management, Inc. serves as fund accountant for the Fund (the “Fund Accountant”). State Street Bank and Trust Company serves as the sub-fund accountant for the Fund (the “Sub-Accountant”). The Sub-Accountant maintains the Trust’s fund accounting records for which it receives compensation from the Fund Accountant. The Fund Accountant has agreed irrevocably to waive all fees due under the Fund Accountant Agreement.

Custodian

State Street Bank and Trust Company is the custodian for the Fund (the “Custodian”). The Custodian holds the Fund’s portfolio securities and keeps all necessary records and documents relating to its duties. Fees for custody services are based upon the market value of Fund securities held in custody plus maintenance fees, transaction fees and out-of-pocket expenses.

Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021, serves as the transfer and dividend disbursing agent for the Fund (the “Transfer Agent”). The fees paid to the Transfer Agent are based upon the size, type and number of accounts and transactions made by shareholders.

Additional Services – Services Agent

Pursuant to a Services Agreement dated May 14, 2007, Fifth Third Asset Management, Inc. (the “Services Agent”) provides certain other transfer-agent related services for the Fund. The Services Agent has agreed irrevocably to waive all fees due under the Services Agreement.

Distributor

FTAM Funds Distributor, Inc. (the “Distributor”) serves as the Fund’s distributor and has a principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Fund has entered into a distribution agreement (“Distribution Agreement”) under which the Distributor, as agent, sells shares for the Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of the Fund, although it is not obligated to sell any particular amount of shares.

Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601 is counsel to the Funds.

Independent Registered Public Accounting Firm

_______________________________________________, serves as the Fund’s independent registered public accounting firm. ________________________ will audit and report on the

Fund’s annual financial statements, and may perform other professional tax, accounting, auditing and advisory services when engaged to do so by the Fund.

PORTFOLIO MANAGER INFORMATION

The portfolio managers identified under “Fund Management – Portfolio Managers” in the Prospectus are responsible for the day-to-day management of the Fund. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. Information regarding these accounts is set below.

Number of Other Accounts Managed and Assets by Account Type
as of July 31, 2011
	Other Registered	Other Pooled Investment
Portfolio Manager	Investment Companies	Vehicles	Other Accounts

John L. Cassady III	Number: 0	Number: 3	Number: 167
	Assets: None	Assets: $118,906,310.63	Assets: $2,618,093,524.88
Peter Kwiatkowski	Number: 0	Number: 0	Number: 31
	Assets: None	Assets: None	Assets: $1,160,819,777.82
Mirko M. Mikelic	Number: 0	Number: 3	Number: 167
	Assets: None	Assets: $118,906,310.63	Assets: $2,618,093,524.88
Dan Popowics	Number: 0	Number: 0	Number: 40
	Assets: None	Assets: None	Assets: $1,189,859,323.01
Jason Schwartz	Number: 0	Number: 3	Number: 162
	Assets: None	Assets: $118,906,310.63	Assets: $2,497,737,622.01
Mitchell L. Stapley	Number: 0	Number: 3	Number: 168
	Assets: None	Assets: $118,906,310.63	Assets: $2,625,714,816.88
David L. Withrow	Number: 0	Number: 3	Number: 167
	Assets: None	Assets: $118,906,310.63	Assets: $2,618,093,524.88

None of the portfolio managers are responsible for managing any accounts for which the advisory fee is based on performance.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, the “Managed Accounts”). The Managed Accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The Managed Accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. The portfolio manager knows the size, timing and possible market impact of the Fund’s trades and could use this information to the advantage of the Managed Accounts and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and the Managed Accounts, but may not be available in sufficient quantities for both the Fund and the Managed Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Managed Account. Fifth Third Asset Management, Inc. has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Portfolio Manager Compensation. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation

Each portfolio manager’s compensation generally consists of a base salary, a cash incentive bonus and certain Fifth Third Bancorp long-term, non-cash incentives. Portfolio managers are also eligible for the standard retirement, health and welfare benefits available to all FTAM and Fifth Third Bancorp employees. In the case of portfolio managers responsible for managing multiple Funds and/or other FTAM advisory accounts, the method used to determine manager compensation is the same for all such Funds and other accounts.

Portfolio manager base salaries are based upon the manager’s experience and level of expertise, taking into account ongoing compensation benchmark analyses performed by FTAM’s human resource specialists. A portfolio manager’s base salary is generally a fixed amount that may change as a result of periodic performance reviews, upon assumption of new duties, or when a market adjustment of the position is deemed by management to be warranted.

A portfolio manager’s bonus is determined by a number of factors. The most important factor is the gross, pre-tax performance over rolling 3-year periods of the managed Funds and other accounts versus the applicable benchmarks against which the performance of the relevant asset class or classes are measured. No incentive bonus is earned under this factor unless the manager outperforms such benchmark(s). Another factor makes such comparison over the most recent one-year period and takes other, more subjective, components and factors into account, including but not limited to client involvement and interaction, client retention and the portfolio manager’s compliance record.

The applicable benchmark for the Fund is Barclays Capital U.S. Aggregate Bond Index. Portfolio managers also are eligible to participate in Fifth Third Bancorp long-term, non-cash incentive programs. Such incentives have taken the form of non-transferable restricted stock grants and stock appreciation rights and are awarded to eligible participants on the basis of Fifth Third Bancorp’s overall financial performance.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers in each of the Funds for which they are primarily responsible as of ___, 2012:

Name of Portfolio Manager	Dollar Range of Equity Securities
John L. Cassady III	None
Peter Kwiatkowski	None
Mirko M. Mikelic	None
Dan Popowics	None
Jason Schwartz	None
Mitchell L. Stapley	None
David L. Withrow	None

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Adviser selects brokers and dealers to handle the purchase and sale of portfolio instruments for the Fund. In selecting brokers and dealers to effect portfolio transactions for the Fund, the Adviser seeks to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but the Adviser may consider various other factors as it deems relevant. These factors may include, without limitation: (1) the Adviser’s knowledge of negotiated commission rates and spreads currently available; (2) the nature of the security being traded; (3) the size and type of transaction; (4) the nature and character of the market for the security; (5) the desired timing of the trade; (6) the activity existing and expected in the market for the security; (7) confidentiality and anonymity; (8) execution, (9) clearance and settlement capabilities, as well as the reputation and perceived soundness of the broker/dealers selected and others which are considered; (10) the Adviser’s knowledge of actual or apparent broker/dealer operational problems; (11) the broker/dealer’s execution services rendered on a continuing basis and in other transactions; and (12) the reasonableness of spreads or commissions. The Adviser also may consider the quality of research and/or services provided by executing broker/dealers, as discussed below. The Adviser maintains procedures for monitoring best execution, and routinely reviews commission rates and execution and settlement services provided by various broker/dealers in order to determine their competitiveness. The Adviser is not permitted to consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may cause the Fund to pay broker/dealers providing the Fund with brokerage and research services (as defined in the 1934 Act) an amount of commission for effecting portfolio transactions in excess of the commission another broker/dealer would have charged for effecting the transaction. These brokerage and research services may include, without limitation, written and oral reports on the economy, industries, sectors and individual companies or issuers; appraisals and analysis relating to markets and economic factors; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation and trading systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Generally, the Adviser may use brokerage and research services to benefit the Fund as well as other investment accounts managed by the Adviser or its affiliates. The Adviser may not necessarily use all brokerage and research services received to benefit the particular Fund paying the brokerage commissions that gave rise to the receipt of such services.

The determination and evaluation of the reasonableness of brokerage commissions paid in connection with portfolio transactions are based primarily on the professional opinions of the advisory personnel responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other investors of comparable size and type. The Adviser may select broker/dealers based on its assessment of their ability to provide quality executions and its belief that the research, information and other services provided by such broker/dealer may benefit the Fund. It is not possible to place a precise dollar value on the special executions or on the brokerage and research services the Adviser receives from broker/dealers effecting transactions in portfolio securities. Accordingly, broker/dealers selected by the Adviser may be paid commissions for effecting portfolio transactions in excess of amounts other broker/dealers would have charged for effecting similar transactions if the Adviser determines in good faith that such amounts are reasonable in relation to the value of the brokerage and/or research services provided by those broker/dealers.

Selected products or services provided by broker/dealers may have multiple uses, including administrative, marketing or other uses which do not constitute brokerage or research services within the meaning of Section 28(e) of the 1934 Act. Such products or services are generally referred to as “mixed-use” items. The Adviser evaluates mixed-use products and services and will attempt to make a reasonable allocation of the cost of the product or service according to its use. The Adviser may consider various objective factors in making such an allocation, such as the amount of time that the product or service is used, for an eligible purpose within the meaning of Section 28(e) of the 1934 Act. A conflict of interest may arise in allocating the cost of mixed-use items between research and non-research purposes. The proportion of products and services attributable to eligible brokerage or research services will be paid through brokerage commissions generated by Fund transactions; the portion attributable to ineligible products and services will by paid by the Adviser from its own resources. Although the allocation of mixed-use items is not precisely determined, the Adviser makes a good faith effort to fairly allocate such items.

The Adviser evaluates brokerage and research services provided by broker/dealer firms on at least an annual basis. The evaluation criteria focus upon the quality and quantity of brokerage and research services provided by such broker/dealer firms and whether the commissions paid for such services are fair and reasonable.

The allocation of portfolio transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The major consideration in allocating brokerage business is the assurance that best execution is being received on all transactions effected for all accounts.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, the Adviser may invest Fund assets in the same securities and at the same time as they invest assets of other accounts that they manage. When the Fund and one or more other accounts managed by the Adviser or its affiliates are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may affect the price paid or shares received by the Fund or the size of the position obtained or disposed of by the Fund. Generally, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

ADDITIONAL REDEMPTION INFORMATION

Redemption In-Kind

The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund’s net asset value during any 90-day period.

Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. In such a case, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemption for cash.

Postponement of Redemptions

Federal securities law permits the Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

DETERMINING NET ASSET VALUE

Valuation of the Fund

Except as noted below, investments of the Fund in securities the principal market for which is a securities exchange or an OTC market are valued at their latest available sale price (except for those securities traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded).

Securities the principal market for which is not a securities exchange or an OTC market, are valued at the mean of their latest bid and ask quotations in such principal market. Securities and other assets for which quotations are not readily available are valued at their fair value as determined pursuant to the Valuation Procedures adopted by the Board of Trustees. Short-term securities are valued at either amortized cost or original cost plus interest, which approximates current value. Repurchase agreements are valued at original cost. Open-end mutual fund investments will be valued at the most recently calculated net asset value. Closed-end funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded.

The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent at the prevailing foreign rate. When the closing price is not an accurate representation of value due to events that have occurred after the closing of the primary exchange and prior to the time of NAV calculations (hereinafter, a “Significant Event”), then a market quotation is deemed to not be readily available and the fair value of affected securities will be determined by consideration of other factors by the Pricing Committee as detailed below. An example of a frequently occurring Significant Event is a movement in the U.S. equity markets. The Pricing Committee has predetermined the level of such a movement that constitutes a Significant Event (a “Trigger”) and has pre-authorized the Trust’s Accounting Agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Pricing Committee need not meet. The Pricing Committee, however, will determine the fair value of securities effected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) where the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger.

Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through a national pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.

Use of Amortized Cost

The value of debt securities authorized to be purchased by the Fund with remaining maturities of 60 days or less at the time of purchase may be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

Trading In Foreign Securities

Trading in foreign securities may be completed at times which vary from the closing of regular trading on the NYSE. In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

FEDERAL INCOME TAX STATUS

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund’s prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund’s prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

This general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

Congress passed the Regulated Investment Company Modernization Act on December 22, 2010 (the “RIC Mod Act”) which makes certain beneficial changes for regulated investment companies (“RICs”) and their shareholders. In general, the RIC Mod Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests described below. Additionally, the RIC Mod Act allows capital losses to be carried forward indefinitely and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of income and gains.

The Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify and to qualify for the special federal income tax treatment accorded RICs and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. Government securities, securities of other RICs, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships (as defined below) and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses), and its net tax-exempt income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification requirement described in (b) above, in the case of the Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Additionally, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which the Fund may invest, including MLPs, could be qualified publicly traded partnerships and, therefore, the extent to which the Fund may invest in such partnerships is limited by its intention to qualify as a RIC.

As stated above under the heading “Portfolio Manager Information,” the Adviser does not receive a fee from the Fund for providing investment advisory services, but the Adviser and its affiliates may benefit from the Fund being an investment option in a separately managed account program sponsored by various intermediaries. The Fund has taken the position that this fee arrangement will not prevent the dividends paid by the Fund from qualifying for the dividends-paid deduction under Sections 561 and 562 of the Code. Investors should be aware that there is no authority on this point, and that the IRS may adopt a contrary position. The IRS has expressed positions contrary to this opinion and therefore may well disagree with the Fund’s position. If this fee arrangement were to cause the dividends paid by the Fund not to qualify for the dividends-paid deduction because they were considered preferential dividends within the meaning of Section 562(c) of the Code, the Fund would fail to qualify as a RIC with the consequences described below. The preferential dividend rule has been repealed with respect, and therefore will no longer apply, to “publicly offered” RICs, including the Fund, the shares of which are continuously offered pursuant to a public offering with the meaning of the Securities Act of 1933.

If the Fund qualifies as a RIC that is accorded special federal income tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to federal income tax on its taxable income at corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. However, some portions of such distributions may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.

In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special federal income tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt income and net capital gain. Investment company taxable income which is retained by the Fund will be subject to federal income tax at regular corporate rates. If the Fund retains any net capital gain, it will be subject to federal income tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a RIC, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ending October 31 and any retained amount from the prior calendar year, the Fund will be subject to a non-deductible 4% federal excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Fund will be able to do so.

Distributions

The Fund will distribute at least annually any net investment income and realized net capital gains. Distributions of any net investment income (other than qualified dividend income, as discussed below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of the Fund’s net capital gain (i.e., the excess of the

Fund’s net long-term capital gain over net short-term capital loss), if any, that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) are taxable as long-term capital gains. Capital Gain Dividends generally will be taxed to individuals and other noncorporate investors at a 20% federal income tax rate, unless Congress enacts legislation providing otherwise. Distribution of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

Distributions of taxable income or capital gains are taxable to Fund shareholders whether received in cash or reinvested in additional Fund shares. Dividends and distributions on the Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

If the Fund makes a distribution to a shareholder in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated for federal income tax purposes as a return of capital to the extent of a shareholder’s basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares. The Fund may be particularly susceptible to this possibility because it may seek to maintain a stable level of distributions. As a result, the dividend paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders.

For taxable years beginning before January 1, 2011, distributions of net investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed to individuals and other noncorporate investors at the federal income tax rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund levels. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

In general, distributions of net investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain for individual and other noncorporate shareholders, nor will it be eligible for the dividends-received deduction for corporate shareholders.

Dividends of net investment income received by corporate shareholders of the Fund may qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (91 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock) or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of other provisions of the Code. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction and for qualified dividend income purposes. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction or qualified dividend income treatment to the extent of the deemed dividend portion of such accrued interest.

Transactions in Fund Shares

Shareholders who sell or redeem Fund shares will generally recognize gain or loss in an amount equal to the difference between their adjusted basis in the Fund shares and the amount received. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and as short-term capital gain or loss if the shares have been held for 12 months or less. Short-term capital gain is taxed for federal income tax purposes at ordinary income rates. For taxable years beginning on or before January 1, 2011, long-term capital gain rates applicable to individuals and other noncorporate investors have been reduced to 15% with a 0% rate applying to taxpayers in the 10% and 15% tax brackets. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to increase to 20%. A shareholder’s ability to utilize capital losses may be limited under the Code.

Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends received (or deemed received) by a shareholder with respect to those Fund shares. For purposes of determining whether Fund shares have been held for six months or less, the holding period is suspended for any periods during which a shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the Fund shareholder acquires other Fund shares or other substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, a Fund shareholder’s basis in the replacement Fund shares or other substantially identical stock or securities will be adjusted to reflect the disallowed loss.

The sale or other disposition of shares of the Fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to U.S. federal income tax. Because the federal income tax treatment of a sale or exchange of Fund shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.

Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions

Dividends, interest and gains received by the Fund from investments in securities of foreign issuers may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Shareholders in the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if at the end of a Fund’s fiscal year more than 50% of the value of its total assets consists of securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund’s shareholders.

If the election is made, shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct on their federal income tax returns their share of such taxes. Alternatively, such shareholders who hold Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit for their share of these taxes, subject to generally applicable limitations under the Code. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investment by the Fund in “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) or other charge on distributions received from the company or on proceeds from the sale of its investment in such a company, which tax cannot be eliminated by making distributions to Fund shareholders. However, this tax can be avoided by making an election to mark such investments to market annually or to treat a PFIC as a “qualified electing fund” (“QEF”). If the Fund makes a “mark to market” election with respect to a PFIC, the Fund will recognize each year as ordinary income or, subject to certain limitations, as ordinary loss, an amount determined as though the Fund had sold and repurchased its holdings in that PFIC on the last day of the Fund’s taxable year. If the Fund makes a QEF election with respect to a PFIC, the Fund will be required to include as income its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the company. These elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Hedging and Derivatives

The Fund’s transactions in foreign currencies, derivative instruments (e.g., forward contracts, swap agreements, options and futures contracts (including options and futures contracts on foreign currencies)), as well other hedging, short sale or similar transactions, may be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also (i) require the Fund to mark to market annually certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), or (ii) cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements described above in order to avoid certain federal income and excise taxes. The Fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may also accelerate the recognition of gain by the Fund. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Options held by the Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be “marked-to-market” for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (“60/40 gain or loss”). Certain other options, futures contracts and options on futures contracts utilized by the Fund are also Section 1256 contracts. Any gains or losses on these Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives. As a result, the Fund may be required to limit its investments in such transactions and it is also possible that the IRS may not agree with the Fund’s treatment of such transactions. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives in the future.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its income as determined for federal income tax purposes. If the Fund’s book income exceeds its income as determined for tax purposes, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of a recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its income as determined for federal income tax purposes, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special federal income tax treatment.

Discount Securities

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income by the Fund from such debt obligations.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having acquisition discount or OID. Generally, the Fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID which could affect the character and timing of recognition of income by the Fund from such debt obligations.

If the Fund holds the foregoing kinds of securities, it may be required to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such liquidations, and its shareholders may accordingly receive a larger capital gain distribution than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as whether and, if so, to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to US federal income or excise tax.

Master Limited Partnerships

Some amounts received by the Fund from its investments in master limited partnerships (“MLPs”) will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its RIC distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to the Fund shareholders as ordinary income.

Real Estate Investment Trusts

The Fund’s investments in real estate investment trust (“REIT”) equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Some of the REITs in which the Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice provides that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or TMP directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest directly in residual interests in REMICs or to invest in REITS in which a substantial portion of the assets will consist of residual interests in REMICs.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to properly furnish the Fund with his or her correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for an exemption from the backup withholding or reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether a taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if (i) the Fund invests in REITs that hold residual interests in REMICs or TMPs, as discussed above, or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Shares Purchased through Tax-Qualified Plans

Special federal income tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of such an investment on their particular tax situations.

Non-U.S. Shareholders

Capital Gain Dividends generally will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends and tax-exempt interest dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends (or exempt-interest dividends) unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividend is attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.

In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form).

The withholding tax does not apply to dividends paid to a foreign person who provides a Form W-8ECI, certifying that the dividends are effectively connected with the foreign person’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the foreign person were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A foreign person who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation.” The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if the Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. (However, absent the enactment of pending legislation described below, this “look-through” treatment for distributions by the Fund to foreign persons applies only to such distributions that are attributable to distributions received by the Fund from a lower-tier REIT and are required to be treated as USRPI gain in the Fund’s hands.) If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in the Fund, such distributions received by the shareholder with respect to such shares will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons. Pending legislation proposes to extend the “look-through” provisions applicable before January 1, 2010 described above for one additional year, i.e., for distributions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, no withholding was generally required with respect to amounts paid in redemption of shares of a fund if the fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) held substantial investments in RICs that were domestically controlled qualified investment entities. Pending legislation proposes to extend the exemption from withholding for one additional year, i.e., for redemptions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. Unless and until the legislation is enacted, beginning on January 1, 2010, such withholding is required, without regard to whether a Fund or any RIC in which it invests is domestically controlled.

General

The foregoing discussion is only a summary of some of the important U.S. federal income tax considerations generally affecting purchasers of the Fund’s shares. No attempt has been made to present a detailed explanation of the U.S. federal income tax treatment of the Fund, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of the Fund’s shares are urged to consult their tax advisers with specific reference to their own tax situation. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this SAI; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

FINANCIAL STATEMENTS

The financial statements for the Fund will be available once the Fund has completed its first annual or semi-annual period.

APPENDIX A

STANDARD AND POOR’S RATINGS GROUP CORPORATE
AND MUNICIPAL BOND RATING DEFINITIONS

AAA–Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA–Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A–Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB–Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB–Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B–Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC–Debt rated “CCC” has a currently identifiable vulnerability to default and is dependent upon favorable business, financial or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC–The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C–The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued.

CI–The rating “CI” is reserved for income bonds on which no interest is being paid.

D–Debt rated “D” is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition and debt service payments are jeopardized.

NR–NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications.

MOODY’S INVESTORS SERVICE, INC. CORPORATE AND
MUNICIPAL BOND RATING DEFINITIONS

Aaa–Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa–Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A–Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa–Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba–Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B–Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa–Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca–Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C–Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR–Not rated by Moody’s. Moody’s applies numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA–Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA–Bonds considered to be investment grade and of very high quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A–Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB–BBB ratings indicate that there is currently a low expectation of credit risk. Capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB–BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B–B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C–Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D–Securities have defaulted on some or all of their obligations. ‘DDD’ designates the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. For U.S. corporates, for example, “DD” indicates potential recovery of 50%-90% of such outstanding, and “D” the lowest recovery potential, i.e. below 50%.

NR–NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

STANDARD AND POOR’S RATINGS GROUP MUNICIPAL
NOTE RATING DEFINITIONS

SP-1–Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2–Satisfactory capacity to pay principal and interest.

SP-3–Speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE SHORT-TERM LOAN RATING DEFINITIONS

MIG1/VMIGI–This designation denotes best quality. There is a present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2/VMIG2–This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATING DEFINITIONS

F-1+–Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1–Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-I+.

F-2–Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F- I + and F- 1 categories.

F-3–Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B–Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C–High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D–Default. Denotes actual or imminent payment default.

STANDARD AND POOR’S RATINGS GROUP COMMERCIAL
PAPER RATING DEFINITIONS

A-1–This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus (+) sign.

A-2–Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3–Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MOODY’S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS

Prime-1–Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics:

•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2–Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3–Issuers rated Prime-3 have an acceptable ability for payment of short-term promissory obligations.

FTF-SAI______

FIFTH THIRD FUNDS
PART C

Item 28. Exhibits

(a)	Amended and Restated Declaration of Trust of the Registrant is incorporated by reference to Exhibit (a) to Registrant’s Post-Effective Amendment No. 53 on Form N-1A (filed November 22, 2004).

(b)	Amended and Restated By-Laws of the Registrant is incorporated by reference to Exhibit (b) to Registrant’s Post-Effective Amendment No. 72 on Form N-1A (filed September 17, 2010).

(c)
The rights of holders of the securities being registered are included in the following documents: Article III, Sections 1, 2, 3, 4 and 5, Article IV, Sections 2, 3 and 7, Article VIII, Sections 1, 2, 3 and 4, Article X, Sections 1, 2, and 5, Article XI, Sections 1 and 3, and Article XII, Sections 3, 4 and 5 of the Amended and Restated Declaration of Trust of the Registrant (as incorporated by reference in Exhibit (a) herein).

(d)	(i)
Investment Advisory Contract dated November 6, 2003 between the Registrant and Fifth Third Asset Management, Inc., including Amended Schedule A dated November 10, 2003 is incorporated by reference to Exhibit (d)(i) to Registrant’s Post-Effective Amendment No. 53 on Form N-1A (filed November 22, 2004).

(A)
Amended Schedule A dated September 29, 2005 to the Investment Advisory Contract is incorporated by reference to Exhibit (d)(i)(A) to Registrant’s Post-Effective Amendment No. 58 on Form N-1A (filed September 28, 2006).

(iii)
Sub-Advisory Agreement for the Fifth Third High Yield Bond Fund between Fifth Third Asset Management, Inc. and Fort Washington Investment Advisors, Inc. is incorporated by reference to Exhibit (d)(iii) to Registrant’s Post-Effective Amendment No. 58 on form N-1A (filed September 28, 2006).

(e)
Distribution Agreement between the Registrant and FTAM Funds Distributor, Inc., including Schedule A, is incorporated by reference to Exhibit (e) to Registrant’s Post-Effective Amendment No. 69 on Form N-1A (filed November 28, 2008).

(f)	Not applicable.

(g)	(i)
Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (g)(i) to Registrant’s Post-Effective Amendment No. 69 on Form N-1A (filed November 28, 2008).

(h)	(i)
Administration Agreement between the Registrant and Fifth Third Asset Management, Inc. is incorporated by reference to Exhibit (h)(i) to Registrant’s Post-Effective Amendment No. 65 on Form N-1A (filed July 2, 2007).

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(ii)
Sub-Administration Agreement between Fifth Third Asset Management, Inc. and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(ii) to Registrant’s Post-Effective Amendment No. No. 69 on Form N-1A (filed November 28, 2008).

(iii)
Collective Investment Trust Accounting Agreement between the Registrant and Fifth Third Asset Management, Inc. is incorporated by reference to Exhibit (h)(iii) to Registrant’s Post-Effective Amendment No. 65 on Form N-1A (filed July 2, 2007).

(iv)
Investment Sub-Accounting Agreement between Fifth Third Asset Management, Inc. and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(iv) to Registrant’s Post-Effective Amendment No. No. 69 on Form N-1A (filed November 28, 2008).

(A)
Investment Sub-Accounting Services Agreement between Fifth Third Asset Management, Inc. and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(iv)(A) to Registrant’s Post-Effective Amendment No. No. 71 on Form N-1A (filed November 27, 2009).

(v)
Transfer Agency and Service Agreement between the Registrant and Boston Financial Data Services, Inc. is incorporated by reference to Exhibit (h)(v) to Registrant’s Post-Effective Amendment No. No. 69 on Form N-1A (filed November 28, 2008).

(vi)
Services Agreement between the Registrant and Fifth Third Asset Management, Inc. is incorporated by reference to Exhibit (h)(iv)(A) to Registrant’s Post-Effective Amendment No. No. 71 on Form N-1A (filed November 27, 2009).

(vii)	Amended and Restated Shareholder Servicing Plan is incorporated by reference to Exhibit (h)(vii) to Registrant’s Post-Effective Amendment No. 72 on Form N-1A (filed September 17, 2010).

(viii)
Securities Lending Authorization Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(viii) to Registrant’s Post-Effective Amendment No. No. 69 on Form N-1A (filed November 28, 2008).

(A)
First Amendment to the Securities Lending Authorization Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(viii) to Registrant’s Post-Effective Amendment No. No. 71 on Form N-1A (filed November 27, 2009).

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(B)
Second Amendment to the Securities Lending Authorization Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(viii) to Registrant’s Post-Effective Amendment No. No. 71 on Form N-1A (filed November 27, 2009).

(C)
Third Amendment to the Securities Lending Authorization Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(viii)(C) to Registrant’s Post-Effective Amendment No. 72 on Form N-1A (filed September 17, 2010).

		(D)	Fourth Amendment to the Securities Lending Authorization Agreement between the Registrant and State Street Bank and Trust Company is filed herein.

(ix)
Expense Limitation Agreement between the Registrant and Fifth Third Asset Management, Inc. is incorporated by reference to Exhibit (h)(ix) to Registrant’s Post-Effective Amendment No. 71 on Form N-1A (filed November 27, 2009).

		(A)	First Amendment to the Expense Limitation Agreement between the Registrant and Fifth Third Asset Management, Inc. is filed herein.

		(B)	Second Amendment to the Expense Limitation Agreement between the Registrant and Fifth Third Asset Management, Inc. is filed herein.

(i)
(A) Opinion regarding validity of shares is incorporated herein by reference to Exhibit (i) to Registrant’s Post Effective Amendment No. 69 on Form N-1A (filed November 28, 2008) for all Funds except the Fifth Third Structured Large Cap Plus Fund, Fifth Third LifeModel Aggressive FundSM, Fifth Third LifeModel Conservative FundSM, Fifth Third LifeModel Moderate FundSM, Fifth Third LifeModel Moderately Aggressive FundSM and Fifth Third LifeModel Moderately Conservative FundSM.

(B)      Opinion regarding validity of shares is incorporated herein by reference to Exhibit (i) to Registrant’s Post Effective Amendment No. 70 on Form N-1A (filed December 1 2008) for Fifth Third Structured Large Cap Plus Fund, Fifth Third LifeModel Aggressive FundSM, Fifth Third LifeModel Conservative FundSM, Fifth Third LifeModel Moderate FundSM, Fifth Third LifeModel Moderately Aggressive FundSM and Fifth Third LifeModel Moderately Conservative FundSM.

(j)	Not applicable.

(k)	Not applicable.

(l)	Initial Capital Understanding is incorporated by reference to Registrant’s Post-Effective Amendment No. 15 on Form N-1A (filed February 28, 1995).

(m)	Amended and Restated Rule l2b-1 Plan is incorporated by reference to Exhibit (m) to Registrant’s Post-Effective Amendment No. 72 on Form N-1A (filed September 17, 2010).

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(n)
Amended and Restated Multiple Class Plan dated September 23, 2009 is incorporated by reference to Exhibit (h)(ix) to Registrant’s Post-Effective Amendment No. No. 71 on Form N-1A (filed November 27, 2009).

(p)	(i)	Amended Code of Ethics for Fifth Third Funds is filed herein.

	(ii)	Amended Code of Ethics for Fifth Third Asset Management Inc. is incorporated by reference to Exhibit (p)(ii) to Registrant’s Post-Effective Amendment No. 72 on Form N-1A (filed September 17, 2010).

	(iii)	Code of Ethics of Fort Washington Investment Advisors, Inc. is incorporated by reference to Exhibit (p)(iii) to Registrant’s Post-Effective Amendment No. 72 on Form N-1A (filed September 17, 2010).

	(iv)	Code of Ethics of ALPS Holdings, Inc. (includes FTAM Funds Distributor, Inc., a subsidiary of ALPS Holdings, Inc.) revised as of May 1, 2010 is incorporated by reference to Exhibit (p)(iv) to Registrant’s Post-Effective Amendment No. 72 on Form N-1A (filed September 17, 2010).

(q)	Powers of Attorney for Edward Burke Carey, David J. Durham, J. Joseph Hale, Jr., John E. Jaymont and David J. Gruber, each an Independent Trustee of the Registrant, and Shannon King, E. Keith Wirtz and Matthew W. Ebersbach, each an officer of the Registrant, are incorporated by reference to Exhibit (q) to Registrant’s Post-Effective Amendment No. 71 on Form N-1A (filed November 27, 2009).

Item 29. Persons Controlled by or Under Common Control with Registrant

None

Item 30. Indemnification

Each of the trustees who is not an “interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Trustee”) has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Amended and Restated Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such

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Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 7 on Form N-1A filed September 27, 1991 (File Nos. 811-5669 and 33-24848).

Item 31. Business and Other Connections of Investment Adviser

Fifth Third Asset Management, Inc.

Fifth Third Asset Management, Inc. (“FTAM”), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as Registrant’s investment adviser. FTAM is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which, in turn, is a wholly-owned subsidiary of Fifth Third Bancorp. Set forth below are the names and principal businesses of the directors or officers of FTAM who are engaged in any other business, profession, vocation or employment of a substantial nature. In addition to those indicated below, the directors and officers of FTAM are also employees of Fifth Third Bank, the parent company of FTAM.

Name	Position with Fifth Third Asset Management Inc	Other Substantial Business, Vocation, Profession or Employment
Scott Billeadeau	Director of Mid Cap/Small Cap Growth Strategies	Director of Factset Research Systems, Inc.

The principal business address of Factset Research Systems, Inc. is 601 Merritt 7, Norwalk, CT 06851.

Fort Washington Investment Advisors, Inc.

Fort Washington Investment Advisors, Inc. (“Fort Washington”), 303 Broadway, Suite 1200, Cincinnati, Ohio, 45202, serves as investment sub-advisor to the High Yield Bond Fund. Fort Washington is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western-Southern Mutual Holding Company.

As of September 30, 2011, Fort Washington, together with its wholly-owned subsidiaries, had approximately $39.20 billion of assets under management.

The following list sets forth the business and other connections of the directors and executive officers of Fort Washington.

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Name	Employment and Business Address	Principal Occupation with Advisor	Outside Director and Trusteeships
Barrett, John	Western and Southern Life Insurance Co 400 Broadway Cincinnati Ohio 45202	Chairperson, Board of Directors	(1) Chairman of Board & CEO – The Western and Southern Life Insurance Co.
(2) Chairman of Board & CEO – Western & Southern Financial Group, Inc.
(3) Chairman of Board & CEO – Western-Southern Life Assurance Company
(4) Director & Chairman – Columbus Life Insurance Co.
(5) Director & Chairman – Integrity Life Insurance Co.
(6) Director & Chairman – National Integrity Life Insurance Co.
(7) Director – Eagle Realty Group, Inc.
(8) Director – Eagle Realty Investments, Inc.
(9) Director – Capital Analysts, Inc.
(10) Director, Chairman & CEO – West Ad, Inc
(11) President & Trustee – Western & Southern Financial fund, Inc.
(12) Board Member – Convergys Corp.
Bell, Margaret	Fort Washington Investment Advisors, Inc. 303 Broadway Suite 1200 Cincinnati Ohio 45202	Managing Director, Business Development	Endowment Committee Head for Armstrong Chapel United Methodist Church
Freitch, Mark	Fort Washington Investment Advisors, Inc. 303 Broadway Suite 1200 Cincinnati Ohio 45202	Managing Director, Investment Operations & Marketing	n/a
Hawkins, Michele	Fort Washington Investment Advisors, Inc. 303 Broadway Suite 1200 Cincinnati Ohio 45202	Managing Director, Chief Compliance Officer	(1) Committee Member – National Society of Compliance Professionals (2) Advisory Board – Xavier Univ. Cintas Inst. For Business Ethics and Social Responsibility

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Name	Employment and Business Address	Principal Occupation with Advisor	Outside Director and Trusteeships
Rahe, Maribeth	Fort Washington Investment Advisors, Inc. 303 Broadway Suite 1200 Cincinnati Ohio 45202	President/CEO	(1) Board Member ,Budget/Finance Committee – Cincinnati USA Regional Chamber
(2) Advisory Council – Center for Women’s Business Research
(3) Life Trustee – New York Landmarks Conservancy
(4) Life Trustee – Rush-Presbyterian-St. Luke’s Medical Center
(5) Chairman of the Board – Capital Analysts, Inc.
(6) Board Member - Consolidated Communications Illinois Holdings, Inc.
(7) Vice Chairman – Cincinnati Arts Association
(8) Advisory Board – Sisters of Notre Dame de Namur
(9) Advisory Board – Xavier University
(10) Advisory Board – CincyTechUSA
(11) Investment Committee – United Way of Cincinnati
(12) Cabinet Member – Strategic Development Cabinet of the United Way of Cincinnati
(13) Treasurer – Women’s Capital Club
(14) Board of Governors – Cincinnati Country Club
(15) Board member – First Financial Bank Corp
(16) Director – Eagle Realty Group
(17) President & CEO – Peppertree Partners, LLC
Sargen, Nick	Fort Washington Investment Advisors, Inc. 303 Broadway Suite 1200 Cincinnati Ohio 45202	Chief Investment Officer	(1) Board of Trustees, Treasurer – Good Samaritan Hospital Foundation
(2) Board Member – Integrity Life Insurance
(3) Chairman – Xavier Department of Finance Advisory Board
(4) Investment Committee – Christ Church Cathedral (non-voting)
(5) Sr. Vice President, CIO – Columbus Life Insurance Co.
(6) Sr. Vice President & CIO – Integrity Life Insurance Co.
(7) Chief Investment Officer – Peppertree Partners
Jossart, Tim	Fort Washington Investment Advisors, Inc. 303 Broadway Suite 1200 Cincinnati Ohio 45202	Assistant Vice President	None

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Name	Employment and Business Address	Principal Occupation with Advisor	Outside Director and Trusteeships
Vance, Jim	Western and Southern Life Insurance Co 400 Broadway Cincinnati Ohio 45202	Treasurer	(1) Investment Committee-Church of the Redeemer
(2) Treasurer, Capital Analysts Inc.
(3) Vice President & Treasurer – Columbus Life Ins. Co.
(4) Vice President & Treasurer – Eagle Realty Group
(5) Vice President & Treasurer – IFS Financial Services
(6) Vice President & Treasurer – Integrity Life Ins Co
(7) Vice President & Treasurer – Touchstone Advisors
(8) Vice President & Treasurer – Touchstone Securities
(9) Treasurer – W&S Brokerage Services, Inc.
Walker, Bob	Western and Southern Life Insurance Co 400 Broadway Cincinnati Ohio 45202	Director	(1) Board Member – Computer Services, Inc. (CSI)
(2) Board Member – Tri-Health
(3) Board of Trustees – Bethesda, Inc
(4) Director – Eagle Realty Group, LLC
(5) Director – Integrity Life Insurance Company
(6) Director – National Integrity Life
(7) Director – Fort Washington
(8) Director – Lafayette Life Insurance
(9) Director – Columbus Life Insurance
(10) CFO – The Western and Southern Life Insurance Company
White, Brendan	Fort Washington Investment Advisors, Inc. 303 Broadway Suite 1200 Cincinnati Ohio 45202	Vice President, Sr. Portfolio Manager	Board Member – The Friars Club
Wiedenheft, Terrie	IFS 303 Broadway Suite 1100 Cincinnati, Ohio 45202	Asst. Treasurer	(1) Chief Financial Officer, IFS Financial Services
(2) Vice President, Integrity Life Insurance Co.
(3) Chief Financial Officer, Touchstone Advisors Inc.
(4) Chief Financial Officer, Touchstone Securities, Inc.
(5) Chief Financial Officer, W&S Brokerage Services

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Name	Employment and Business Address	Principal Occupation with Advisor	Outside Director and Trusteeships
Wuebbling, Don	Western and Southern Life Insurance Co 400 Broadway Cincinnati Ohio 45202	Secretary	(1) Board Member – Cincinnati Symphony Orchestra
(2) Board Member – Cincinnati May Festival
(3) Secretary & Director – Touchstone Advisors, Inc.
(4) Senior VP & Secretary – Columbus Life Insurance Co.
(5) Secretary & Director – Eagle Realty Group, LLC
(6) Secretary & Director – IFS Financial Services, Inc.
(7) Director – Touchstone Securities, Inc.
(8) Director – IFS Agency Services, Inc.
(9) Director – W&S Financial Group Distributors, Inc.
(10) Director – Capital Analysts Incorporated
(11) Director – Integrity Life Insurance Company
(12) Director – Fort Washington Investment Advisors
(13) Director – Fort Washington Savings Company
(14) Director – W&S Brokerage Services, Inc.
Niemeyer, Jonathan	Western and Southern Life Insurance Co 400 Broadway Cincinnati Ohio 45202	Secretary	(1) Vice President & General Counsel The Western and Southern Life Insurance Company
(2) Board of Directors – The Pro Foundation, Inc.
(3) Board of Advisors – David Pollack’s Empower Foundation
(4) Board Member, Montgomery Community Church
(5) Sr. Vice President, General Counsel – Columbus Life Insurance Co.
(6) Assistant Secretary – Peppertree Partners, LLC

Item 32. Principal Underwriters

(a)	FTAM Funds Distributor, Inc. acts as the distributor for the Registrant.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of FTAM Funds Distributor, Inc. are as follows:

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Name and Principal Business Address*	Positions and Offices with Registrant	Positions and Offices with Underwriter
Spencer P. Hoffman	None	Director
Edmund J. Burke	None	Director
Thomas A. Carter	None	President, Director
John C. Donaldson	None	Executive Vice President, Chief Financial Officer
Jeremy O. May	None	Executive Vice President, Director
Diana M. Adams	None	Senior Vice President, Controller, Treasurer
Kevin J. Ireland	None	Senior Vice President, Director of Institutional Sales
Mark R. Kiniry	None	Senior Vice President, National Sales Director-Investments
Bradley J. Swenson	None	Senior Vice President, Chief Compliance Officer
Robert J. Szydlowski	None	Senior Vice President, Chief Technology Officer
Tané T. Tyler	None	Senior Vice President, Secretary, General Counsel
Erin Douglas	None	Vice President, Senior Associate Counsel
JoEllen Legg	None	Vice President, Associate Counsel
Paul F. Leone	None	Vice President, Assistant General Counsel
David T. Buhler	None	Vice President, Associate Counsel
Steven Price	None	Vice President, Deputy Chief Compliance Officer
James Stegall	None	Vice President, Institutional Sales Manager

*	The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203

(c)	Not applicable.

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Item 33. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 3la-1 through 3la-3 promulgated thereunder are maintained at one of the following locations:

Fifth Third Funds (Registrant)
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Fifth Third Asset Management Inc. (Advisor, Administrator and Accountant)
38 Fountain Square Plaza
Cincinnati, Ohio 45263

State Street Bank and Trust Company (Custodian, Sub-Administrator and Sub-Accountant)
801 Pennsylvania Avenue
Kansas City, MO 64105
and
State Street Bank and Trust Company 4
Copley Place, 3rd Floor Boston, MA 02111

Boston Financial Data Services, Inc. (Transfer Agent)
30 Dan Road
Canton, Massachusetts 02021

FTAM Funds Distributor, Inc. (Distributor)
1290 Broadway
Suite 1100
Denver, Colorado 80203

Fort Washington Investment Advisors, Inc. (Sub-Advisor to the Fifth Third High Yield Bond Fund)
303 Broadway Street, Suite 1200
Cincinnati, OH 45202

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 74 under the Securities Act and Post-Effective Amendment No. 75 under the 1940 Act to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, and the State of Ohio, on the 10th day of November 2011.

FIFTH THIRD FUNDS

/s/ E. Keith Wirtz
E. Keith Wirtz
President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed in the capacities and on the dates indicated.

Signature	Title	Date

/s/ E. Keith Wirtz	President and Trustee	November 10, 2011
E. Keith Wirtz	(Principal Executive Officer)

/s/ Shannon King	Treasurer	November 10, 2011
Shannon King	(Principal Financial Officer)

* /s/ Edward Burke Carey	Chairman and Trustee	November 10, 2011
Edward Burke Carey

* /s/ David J. Durham	Trustee	November 10, 2011
David J. Durham

* /s/ J. Joseph Hale, Jr.	Trustee	November 10, 2011
J. Joseph Hale, Jr.

* /s/ John E. Jaymont	Trustee	November 10, 2011
John E. Jaymont

* /s/ David J. Gruber	Trustee	November 10, 2011
David J. Gruber

*By:	/s/ Julie Tedesco
Secretary

Attorney-in-fact pursuant to Powers of Attorney incorporated by reference to Exhibit (q) to Registrant’s Post-Effective Amendment No. 71 on Form N-1A (filed November 27, 2009).

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EXHIBIT INDEX

Exhibit No.	Exhibit
(h)(viii)(D)	Fourth Amendment to Securities Lending Agreement
(h)(ix)(A)	First Amendment to Expense Limitation Agreement
(h)(ix)(B)	Second Amendment to Expense Limitation Agreement
(p)(i)	Amended Code of Ethics for Fifth Third Funds

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